                                   [LOGO] BNY


                                 ANNUAL REPORT

                               DECEMBER 31, 2002

                             [LOGO] Hamilton Funds

                         INVEST WITH A TRUSTED LEADER


   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   SMALL CAP GROWTH FUND

   MULTI-CAP EQUITY FUND

   EQUITY INCOME FUND

   INTERNATIONAL EQUITY FUND

   S&P 500 INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the year ended December 31, 2002. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing the Funds' performance over the past year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

For much of the year, economic data seemed to indicate that the economy was headed for a recovery. Unfortunately, widespread accounting concerns and increasing investor skepticism overrode these positive signs. Corporate managements lost credibility, and investors lost confidence in the equity market. This drove a selloff that cut across virtually every market sector. While losses were widespread, more defensive value stocks posted smaller losses than their higher-growth counterparts. Investors increasingly turned toward the safer havens of money funds and Treasury and other government debt. This trend continued through the third quarter.

In the fourth quarter, however, the markets staged somewhat of a reversal. Technology and telecommunications stocks, which had been some of the most-battered issues, rallied for much of the quarter. Lower-quality, highly leveraged names did well in this period, while high-quality defensive stocks lagged behind. By year's end, however, this rally appeared to lose steam as concerns about the prospects for war with Iraq grew. For 2002, the S&P 500(R) Index of large-capitalization U.S. stocks returned -22.10%.

Through all of this the economy continued to expand at a moderate pace, but mostly because of demand from consumers. Despite employment data that were at times disconcerting, consumer spending remained at reasonably strong levels. Tax cuts helped to give individuals a little more money in their pockets. Most of the spending appeared to be fueled by mortgage refinancings, however, as homeowners took advantage of record-low interest rates to shave hundreds of dollars off their monthly home payments.

Corporate capital spending did not, however, follow the consumer's lead. Although there were occasional signs that companies might start to open their wallets, in the end capital spending remained at depressed levels. Overall economic uncertainty, exacerbated by the risk of war in the Middle East, encouraged companies to keep a tight lid on their expenditures.

International markets also struggled for the most part over the year. The concerns that drove market weakness in the U.S.--sluggish recovery, questionable corporate accounting practices, and the rising possibility of war in the Middle East--spilled over to the rest of the globe.

European markets suffered serious losses, particularly in the insurance, media, and technology sectors. Sectors with more defensive characteristics, such as consumer staples and energy, outperformed. Asia outside of Japan was strong, while Japan itself remained mired in the difficulties that have plagued it for years. Thus far, hopes that Prime Minister Koizumi would be able to spark a recovery there have not been realized.

After years of relative strength, the dollar lost ground against the euro, yen, and pound, enhancing the returns of U.S.-based investors in foreign markets. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index returned -15.66%.

On the fixed-income front, the Federal Reserve kept interest rates steady at their very low levels for most of the year. As signs pointed toward revived economic growth early in the year, intermediate- and longer-term interest rates rose as investors anticipated that the Federal Reserve would step in to raise short-term rates. Economic growth slowed, however, and the Federal Reserve stayed on the sidelines. This caused rates to fall significantly during the second quarter.

Federal Reserve policy remained steady for most of the remainder of the year. As the economy remained in the doldrums and capital spending failed to reignite, however, the Federal Reserve surprised many by cutting rates by 50 basis points in November. This brought the federal funds target rate down to 1.25%. At that point, the Federal Reserve announced that it viewed the risks of inflation as being balanced by those of a faltering economy. This neutral stance suggests that the Federal Reserve will need to see clear signs of solid economic growth or emerging inflationary pressures before it will consider raising rates--a prospect that is almost certainly some months away.

Treasurys and other government-issued bonds were the most popular for most of the year. Investors worn down by losses and volatility in the equity markets were strongly attracted by the safety and liquidity of these high-quality securities. Corporate bonds underperformed, however, hurt by many of the same factors that weighed on stocks. On the whole, higher-rated corporates performed better than lower-quality issues.

As with the equity markets, though, the fourth quarter offered a change in direction. Corporate bonds outperformed their government counterparts as investors appeared willing to take on a bit of additional risk in an effort to profit from potential economic improvement. This period of outperformance, however, was not sufficient to offset corporate bonds' weakness for the bulk of the year.

In our view, there continue to be important positive developments in key economic trends. While the threat of war with Iraq casts considerable uncertainty on the markets and the economy, we believe that an upturn in corporate profits is on the horizon. While investors have endured considerable pain in the past year, it's essential to remember that difficult times like these can create very attractive buying opportunities for those willing to focus on long-term fundamentals during periods of negative investor psychology. As the situation with regard to Iraq comes to resolution--whether with a war or, hopefully, without--a significant cloud should be lifted off the equity markets.

Improvement in corporate earnings was elusive for much of the year, but we are now seeing some signs of meaningful growth. Evidence of an upturn in capital spending is building as well. Continued improvement on both fronts suggests that growth in payrolls will follow. This is the key to the economy making a successful transition in 2003 from last year's recovery to an ongoing, self-sustaining expansion. Increased conviction in the outlook for growth and profitability, in our view, will go a long way toward restoring investors' confidence in the financial markets.

The guiding philosophy underlying the ongoing management of the BNY Hamilton Funds is a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
  /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers.............................................. Page  5

BNY Hamilton Large Cap Growth Fund
 Schedule of Investments.........................................      23
 Statement of Assets and Liabilities.............................      26
 Statement of Operations.........................................      26
 Statements of Changes in Net Assets.............................      27
 Financial Highlights............................................      28

BNY Hamilton Large Cap Value Fund
 Schedule of Investments.........................................      30
 Statement of Assets and Liabilities.............................      32
 Statement of Operations.........................................      32
 Statements of Changes in Net Assets.............................      33
 Financial Highlights............................................      34

BNY Hamilton Small Cap Growth Fund
 Schedule of Investments.........................................      36
 Statement of Assets and Liabilities.............................      40
 Statement of Operations.........................................      40
 Statements of Changes in Net Assets.............................      41
 Financial Highlights............................................      42

BNY Hamilton Multi-Cap Equity Fund
 Schedule of Investments.........................................      44
 Statement of Assets and Liabilities.............................      46
 Statement of Operations.........................................      46
 Statement of Changes in Net Assets..............................      47
 Financial Highlights............................................      48

BNY Hamilton Equity Income Fund
 Schedule of Investments......................................... Page 49
 Statement of Assets and Liabilities.............................      53
 Statement of Operations.........................................      53
 Statements of Changes in Net Assets.............................      54
 Financial Highlights............................................      55

BNY Hamilton International Equity Fund
 Schedule of Investments.........................................      57
 Industry Diversification........................................      60
 Statement of Assets and Liabilities.............................      61
 Statement of Operations.........................................      61
 Statements of Changes in Net Assets.............................      62
 Financial Highlights............................................      63

BNY Hamilton S&P 500 Index Fund
 Schedule of Investments.........................................      65
 Statement of Assets and Liabilities.............................      77
 Statement of Operations.........................................      77
 Statements of Changes in Net Assets.............................      78
 Financial Highlights............................................      79

Notes to Financial Statements....................................      81

Report of Ernst & Young LLP, Independent Auditors................      92
Directors and Officers...........................................      93

BNY Hamilton Large Cap Growth Fund

An Interview with Co-Portfolio Managers, Charles Goodfellow, Managing Director, and DeAnne Steele, Vice President

Q. What factors influenced the investment environment for large-cap stocks during 2002?
A. The year proved to be very volatile. First, investors shrugged off economic reports in the beginning of the year that were stronger than expected. As 2002 progressed, investors questioned the strength of the economic recovery, and continued to express concerns about corporate governance and the reliability of companies' financial data. The threat of war with Iraq also took a toll on investor confidence. Finally, investors proved intolerant of individual companies posting earnings disappointments, punishing their stock prices quickly and severely.

   The consumer remained relatively strong throughout 2002, thanks in part to record mortgage refinancing and a booming real estate market. Nonetheless, concerns about rising unemployment loomed, as cost-conscious companies cut headcount. Corporate spending remained weak, as companies also sought to control expenses and reduced capital expenditure budgets and headcount throughout the year. The market staged two rallies in August and October, but they were not strong enough to avoid a third consecutive year of negative equity returns in all the major indexes.

Q. Given this context, how did the Fund perform?
A. The Fund returned -23.26% for Institutional Class Shares and -23.45% for Investor Class Shares/1/ for the year ended December 31, 2002. For the same period, the S&P 500(R) Index/2/ returned -22.10%.

Q. What factors accounted for the Fund's performance during the period?
A. Growth- and core-style managers lagged the market in 2002, underperforming value-style investors. As the Fund's investment approach blends growth and core investing, it too underperformed, although slightly. We limit individual stock volatility by restricting the size of individual holdings, and we occasionally used options to help manage risk. The Fund's average cash balance was larger than in years when volatility was lower. These steps helped to keep the Fund's performance reasonably close to that of our benchmark.

   Our overweightings in outperforming sectors such as consumer staples, financials, and health care helped performance, but these positions were not sufficient to offset underperformance from our holdings in the weaker consumer discretionary, technology, and utilities sectors.

Q. Which of the Fund's holdings were the best performers?/3/
A. Our two top-performing companies were United Parcel Service and Procter & Gamble. These are both strong, conservative companies with solid balance sheets. Other strong performers included financial stocks Wells Fargo and Washington Mutual, which benefited from the year's mortgage refinancing boom, and our two real estate investment trusts (REITs)/4/, Liberty Property Trust and Duke Realty, which appealed to investors looking for reliable, above-average dividends.

Q. How did the portfolio's composition change over the past year?
A. We scrutinized our holdings in individual companies with an eye toward reducing the level of risk associated with any single holding. This caused us to reduce--but not eliminate--our allocation to companies as diverse as Procter & Gamble, Applied Materials, and ExxonMobil. (We continue to overweight the energy sector, despite this reduction in our ExxonMobil position.) This process also led us to trim our holdings in the technology and telecommunications sectors, producing even greater underweightings in these areas than before.

Q. What is your strategic outlook going forward?
A. We anticipate the economy to continue its recovery throughout 2003, with corporate spending re-emerging to augment consumer spending. Corporate spending has been very conservative over the past couple of years as the economy slowed, investor confidence faded, and prior overspending was absorbed. Companies have now begun to see their profits and cash flow improve over the past two quarters, and we foresee them gradually increasing their capital budgets to replace and improve older equipment.

   Based on these improving fundamentals and stocks' currently reasonable valuations, we believe that this could be an opportune time to invest in core growth companies for the long term. In our assessment, we have positioned the Fund to benefit as the market turnaround materializes.

                                  Institutional Shares
                               ---------------------------
                                Cumulative  Average Annual
                       Period  Total Return  Total Return
                       ------  ------------ --------------
                      1 Year..   - 23.26%      -23.26%
                      5 Years.   -  3.67%      - 0.74%
                      10 Years    123.50%        8.37%

                                    [CHART]

                        Large Cap Fund          S&P 500/R/ Index
                        --------------          ----------------
12/31/1992                  10,000                    10,000
12/31/1993                  11,030                    11,000
12/31/1994                  10,813                    11,145
12/31/1995                  14,240                    15,321
12/30/1996                  17,682                    18,851
12/31/1997                  23,201                    25,144
12/31/1998                  28,697                    32,330
12/31/1999                  39,351                    39,129
12/30/2000                  38,569                    35,565
12/31/2001                  29,125                    31,340
12/31/2002                  22,350                    24,413




1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual total return for the 3 year, 5 year and 10 year periods would have been lower.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.
4 Investments in REITs are subject to the risks related to direct investment in real estate; such as real estate risk, regulatory risks, concentration risk, and diversification risk.

BNY Hamilton Large Cap Value Fund

An Interview with Charles Foley and George Baker, Managing Directors and Co-Portfolio Managers

Q. What factors influenced the investment environment for large-cap value stocks during 2002?
A. Value stocks generally outperformed growth-oriented equities over the year, though all major sectors of the stock market posted losses. The overall tone of the market was negative, given continued sluggishness in the economy and persistent concerns about terrorism and the potential for war in the Middle East.

   Certain value sectors did, however, find a degree of relief with some positive trends. The interest-rate environment was generally favorable for bank stocks. Many energy stocks benefited from rising prices for natural gas. And improving premiums helped the performance of insurance companies.

Q. Given this context, how did the Fund perform?
A. The Fund returned -11.31% for Institutional Shares/1/ for the one-year period ended December 31, 2002. This represented outperformance relative to the broad-based S&P 500(R) Index/2/, which returned -22.10% for the same period.

Q. What factors accounted for the Fund's performance during the period?
A. The Fund's outperformance can be attributed in large part to our selection of individual securities. The Fund outperformed its benchmark S&P 500 sector in six of the eight sectors in which we participate. In addition, our overweightings in the relatively strong energy, financial, and industrial sectors contributed positively to our overall performance. A focus on dividend-paying stocks also helped bolster performance, as these issues offered good defensive characteristics in a volatile market.

Q. Which stocks performed well for the Fund?
A. The Fund's best-performing holdings included medical equipment manufacturer Zimmer Holdings, container shipping company CP Ships, insurer AFLAC, oil and gas provider EnCana, and coal company Fording.

Q. How did the portfolio's composition change over the year?/3/
A. We made only minor changes to the Fund's composition in 2002. We slightly increased our exposure to financials, which benefited from favorable interest-rate trends, and reduced our weighting in consumer cyclicals, which had potential to falter in the sluggish economy.

Q. What is your strategic outlook going forward?
A. We anticipate an improvement in economic conditions in 2003. The degree of improvement and the timing are difficult to predict, however, given continued geopolitical uncertainties.

   Two areas that we believe will benefit from the conditions we anticipate are selected industrial manufacturers and banks. Industrials may be able to profit from accelerating economic activity, while banks' earnings could improve as they put the worst of their credit problems behind them.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................   -11.31%       -11.31%
             Since Inception (4/28/00)   -18.92%       - 7.53%

                                        [CHART]

                    Large Cap Value Fund          S&P 500/R/ Index
                    --------------------          ----------------
04/28/2000                  10,000                    10,000
06/30/2000                   9,679                     9,734
09/30/2000                   9,937                     9,640
12/31/2000                   9,817                     8,885
03/31/2001                   9,371                     7,831
06/30/2001                   9,600                     8,289
09/30/2001                   8,012                     7,072
12/31/2001                   9,143                     7,829
03/31/2002                   9,708                     7,851
06/30/2002                   8,875                     6,799
09/30/2002                   7,438                     5,624
12/31/2002                   8,108                     6,098


/1/ TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
/2/ The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
/3/  Portfolio holdings are subject to change.

BNY Hamilton Small Cap Growth Fund*

An Interview with John Lui, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for small-cap stocks during 2002?
A. Equity markets were under pressure all year due to investor concerns about a tepid economic recovery with little positive impact on corporate profitability. Compounding these worries were high-profile accounting scandals and the possibility of war with Iraq. The result was a third consecutive year of negative equity returns, although small-cap stocks suffered smaller losses than large caps.

   The fear of an earnings recession was the driving force behind the market weakness in 2002. In a more normal environment, corporate scandals and geopolitical concerns would have had far lesser impact.

Q. Given this context, how did the Fund perform?
A. For the year ended December 31, 2002, the Fund returned -22.12% for Institutional Class Shares and -21.90% for Investor Class Shares/1/, versus a -20.48% return for the Russell 2000 Index/2/ over the same period.

Q. What factors accounted for the Fund's performance during the period?
A. Stocks as an asset class fell worldwide in the wake of negative earnings revisions--and a decline in the price investors were willing to pay per dollar of those earnings. As in other recent periods, our emphasis on growth-oriented stocks hurt performance, as value stocks outperformed for most of the year. While investors lost confidence in the equity markets on a broad scale, losses tended to be smaller among more defensive stocks--a category that includes many value sectors.

   Much of the portfolio's underperformance also stemmed from individual stock selections in health care and technology. Selections in financials, industrials, materials, and energy, however, helped relative performance.

Q. How did the portfolio's composition change over the past year?/3/
A. Going into 2002, we had positioned the Fund to benefit from economic recovery, and thus over the year did not need to make any significant changes to the portfolio. The key to better equity performance will be a reacceleration of corporate profit growth, which we anticipate could begin in 2003. We have therefore positioned the Fund in those sectors and companies that we believe are able to experience superior earnings growth as the economy returns to health. In the small-cap area of the marketplace, these include the consumer discretionary, health care, financial, energy, industrial, and basic materials sectors.

Q. What is your strategic outlook going forward?
A. The market continues to suffer from investors' doubts about the prospects for recovery in business fundamentals and overall economic conditions. These concerns, coupled with a general skepticism of corporate America that has followed the past year's accounting scandals, have made investors extremely averse to investment risk.

   Although many investors are concerned about a return to a recessionary environment, we believe the odds of such a double-dip are low. And while accounting problems took a toll on the market in 2002, we believe that they are unlikely to continue into 2003. Rather, we believe that the economy is poised for improvement, with the consumer discretionary, energy, industrials, basic materials, and financial sectors positioned to benefit from efforts to stimulate the economy through both monetary policy from the Federal Reserve and fiscal policy from the President and Congress. We believe health care stocks could do well, given strong demographic trends and new products.

   While we are still at an early point in the economic recovery, we believe that corporate spending on information technology may build momentum as the year goes on. This could help the earnings outlook for the volatile information technology sector which, outside of the fourth quarter of 2002, has been among the hardest-hit in the long bear market.

                                  Institutional Shares
                               ---------------------------
                                Cumulative  Average Annual
                       Period  Total Return  Total Return
                       ------  ------------ --------------
                      1 Year..   - 22.12%      -22.12%
                      5 Years.     44.29%        7.61%
                      10 Years    194.51%       11.41%

                                    [CHART]

                       Small Cap Fund           Russell 2000 Index
                       --------------           ------------------
12/31/1992                  10,000                    10,000
12/31/1993                  11,912                    11,890
12/31/1994                  11,873                    11,673
12/31/1995                  14,356                    14,993
12/30/1996                  18,659                    17,468
12/31/1997                  20,411                    21,376
12/31/1998                  22,021                    20,831
12/31/1999                  43,430                    25,259
12/30/2000                  42,818                    24,493
12/31/2001                  37,814                    22,880
12/31/2002                  29,451                    18,194



* Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The quoted performance includes performance of common and collective trust fund (''Commingled'') accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, total return and the average annual return for the 5 year and 10 year periods would have been lower.
2 The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings subject to change.

BNY Hamilton Multi-Cap Equity Fund

An Interview with Edward B. White, Senior Vice President and Portfolio Manager

Q. What factors influenced the investment environment for stocks during 2002?
A. Throughout the year, the equity markets were dogged by uncertainty. Continued concerns about terrorism, the prospect of war in the Middle East, a loss of investor confidence in the wake of high-profile accounting scandals, and the disappointing pace of economic recovery all contributed to a negative--and frequently volatile--environment for stocks. In these conditions, investors became highly averse to investment risk, choosing instead to move their money to bonds and cash equivalents.

Q. Given this context, how did the Fund perform?
A. The Fund returned -27.55% for Investor Class Shares/1/ for the year period ended December 31, 2002. For the same period, the S&P 500(R) Index/2/ returned -22.10%.

Q. What factors accounted for the Fund's performance during the period?
A. Because the Fund has less than 50 holdings, individual positions can have significant impact on the portfolio's performance. For 2002, just three of the Fund's holdings essentially accounted for all of the Fund's underperformance relative to the S&P 500. We sought to ease some of this volatility by increasing the Fund's cash position to approximately 10% of assets, and by selling some holdings in the technology sector early in the year.

   Two of our larger holdings, financial company Capital One and educator DeVry, hurt performance over the year, as they declined by more than 40%. We believe, however, that each may be positioned for stronger performance in the period ahead. Capital One's credit-card business contended with regulatory issues during 2002; those issues have now been resolved in a manner favorable to the company. DeVry suffered as enrollments in its technology-oriented degree programs declined in the face of a weak high-tech employment market. As the economy strengthens and demand for technology-savvy employees grows, these programs could once again attract new students.

Q. Which of the Fund's holdings were the best performers?/3/
A. Biomedical researcher Charles River Laboratories, natural-gas company Questar, and oil and gas company Noble Energy were our strongest holdings. All of these companies fall in the small- to mid-cap range, which outperformed the large-cap sector of the market.

Q. How did the portfolio's composition change over the year?
A. We modestly increased our level of investment in small-cap stocks, as they appeared to offer better values than larger stocks. Because these companies tend to have simpler, more straightforward business plans, we believe that it's also more practical to get to know these companies inside and out--and that makes it easier to avoid companies with questionable accounting practices or corporate governance issues. Conventional wisdom says that because large-cap companies are widely followed by Wall Street, extensive information about them is more broadly accessible. But in the past year, with Enron, Tyco, and WorldCom, we saw that companies can become so large that they apparently can hide problems not just from Wall Street, but even from their own insiders.

Q. What is your strategic outlook going forward?
A. In 2003, we believe we will see at least a modest return to normalcy in the stock market. Companies that pay dividends may be in a position to outperform. After years of volatility, investors are increasingly attracted to their defensive characteristics. And in an environment that is likely to offer rather modest equity performance, investment income can make a significant difference in investors' returns. Should the Bush administration's proposals to reduce or eliminate taxation of dividends paid to investors become law, these stocks could become yet more appealing.

                                     Investor Shares
                               ---------------------------
                                Cumulative  Average Annual
                       Period  Total Return  Total Return
                       ------  ------------ --------------
                      1 Year..   - 27.55%      -27.55%
                      5 Years.      1.50%        0.30%
                      10 Years    140.22%        4.15%

                                    [CHART]


                 Multi Cap Equity Fund       S&P 500(R) Index
                 ---------------------       ----------------
12/31/1992             $10,000                   $10,000
12/31/1993              11,010                    11,000
12/31/1994              11,150                    11,145
12/31/1995              15,337                    15,321
12/31/1996              18,856                    18,851
12/31/1997              23,667                    25,144
12/31/1998              27,852                    32,330
12/31/1999              36,564                    39,129
12/31/2000              41,246                    35,564
12/31/2001              33,156                    31,339
12/31/2002              24,022                    24,413



1 Total return figures include change in share price, reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh & Kotler Funds, for periods after December 9, 1996, and the performance of the predecessor GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The Partnership was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the Partnership had been registered, the Partnership's performance may have been adversely affected.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad US market of large capitalization stocks. An investor cannot invest directly in an index.
3  Portfolio holdings subject to change.

BNY Hamilton Equity Income Fund


An Interview with Robert Knott, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for equity income funds during 2002?
A. For most of the year, value stocks outperformed growth stocks, with concerns about accounting scandals, eroding confidence in corporate behavior, and mounting fears of terrorism combining to create bearish investor sentiment. Investors growing wary of risk preferred more conservative investments over this period.

   The year's fourth quarter saw a continuation of many of these same worries, but some investors began to anticipate a recovery in corporate profits. In response, they started buying technology and telecommunication issues, which had been battered for much of the year. It was primarily secondary and low-priced issues that did well in the quarter, rather than higher-quality stocks.

Q. Given this context, how did the Fund perform?
A. The Fund returned -18.05% for Institutional Class Shares and -18.25% for Investor Class Shares/1/ for the year ended December 31, 2002. This represented significant outperformance relative to the broad-based S&P 500(R) Index/2/, which returned -22.10% for the same period.

Q. What factors accounted for the Fund's performance during the period?
A. Real estate investment trusts (REITs)/3/ were the standout performers for the first three quarters of 2002, as investors favored their attractive yields. These holdings made a significant contribution to our outperformance for the year. They lost some ground in the fourth quarter, however, when money flowed to the technology and telecommunications sectors.

   The Fund maintained a defensive approach during most of 2002, substantially underweighting technology and telecommunications stocks. While this stance benefited our performance for the bulk of the year, it hurt returns in October and November when technology and telecommunications rallied.

Q. What stocks performed well for the Fund?
A. Four of the Fund's 10 best performers for the year were REITs: General Growth Properties, Prologis, Duke Realty, and AMB Properties. Two electric utility stocks, Exelon and FPL Group, also performed well, as did shipping leader United Parcel Service.

Q. How did the portfolio's composition change over the year?/4/
A. The biggest structural change to the portfolio was that we significantly decreased our exposure to the utilities sector, as many energy-related utility stocks tumbled. Over the year, this allocation fell to 6% from 13%. We also continued to trim our telecommunications holdings during the year, bringing the Fund's exposure to that sector down to 2% from 6%. We maintained the Fund's weighting in technology, however, at about 2% of assets. The Fund's exposure to convertible securities also remained relatively steady at about 20%.

   Over the year, we slightly increased our exposure to the financial sector, which includes REITs. At the end of 2002, our allocation to the sector stood at 34%, up from 31% at the end of 2001. As noted above, these additions contributed positively to the Fund's performance for the year.

Q. What is your strategic outlook going forward?
A. Our outlook for 2003 is modestly upbeat, as we look for some acceleration in capital spending. Corporate spending, which has been on hold for an extended period, will be essential to support further economic recovery.

   In the meantime, we are hopeful that consumer spending will stay at its current solid level. Low interest rates and a strong real estate market are two factors that have helped to fuel consumer purchases; a continuation of both of those trends would go a long way to keeping spending at healthy levels. We believe the stimulus package being promoted by the Bush administration should benefit consumers. Lower taxes in general--and the possible elimination of the tax on dividends--would leave more money in individuals' pockets to spend. We anticipate to see slight increases in interest rates at some point in 2003, but do not anticipate steep changes.

   Because REITs had such a strong year in 2002, our outlook for them in 2003 is very modest. We may trim this position, particularly if a new tax law eliminating taxation of corporate dividends is enacted. Such legislation could make REITs less attractive relative to dividend-paying stocks. That is because REITs are not taxed at the corporate level, and therefore the income they pay to investors would likely still be subject to tax.

   The wild-card factors in the coming year are the possibility of war with Iraq, the risk of further major acts of terrorism, and the potential for higher energy prices. Along with the rest of the nation, we will be monitoring these situations closely, and are prepared to make changes to the portfolio as appropriate.

                                   Institutional Shares
                                ---------------------------
                                 Cumulative  Average Annual
                      Period    Total Return  Total Return
                      ------    ------------ --------------
                    1 Year.....   -18.05%       -18.05%
                    5 Years....   - 3.59%       - 0.73%
                    10 Years/5/    99.41%         7.15%

                                    [CHART]

                      Equity Income Fund        S&P 500/R/ Index
                      ------------------        ----------------
12/31/1992                  10,000                    10,000
12/31/1993                  11,194                    11,000
12/31/1994                  10,906                    11,145
12/31/1995                  13,717                    15,321
12/31/1996                  16,403                    18,851
12/31/1997                  20,683                    25,144
12/31/1998                  23,410                    32,330
12/31/1999                  26,807                    39,129
12/31/2000                  28,567                    35,564
12/31/2001                  24,334                    31,339
12/31/2002                  19,941                    24,413



1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
3 Investments in REITs are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.
4  Portfolio holdings are subject to change.
5 Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994-July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992.

BNY Hamilton International Equity Fund*


An Interview with Isabelle Le Guay, Senior International Equity Portfolio
Manager

Q. What factors influenced the investment environment for international stocks during 2002?
A. Major global equity markets have been under siege for nearly three years. International equity markets faced a number of challenges over the past year in particular. Investor sentiment grew increasingly pessimistic as corporate accounting scandals, renewed fears of terrorist activities, continued crisis in the Middle East, lackluster corporate profits, and concerns about the overall pace of global economic activity resulted in weak global equity markets.

   Dollar-based investors were partially shielded from the downturn in foreign equity markets when the euro, pound sterling, and Japanese yen strengthened against the U.S. dollar last year. Global equity returns varied greatly by region, with the Pacific region outside Japan outperforming the rest of the developed markets.

Q. Given this context, how did the Fund perform?
A. The Fund returned -21.07% for Institutional Class Shares and -21.36% for Investor Class Shares/1/ for the year ended December 31, 2002. For the same period, the MSCI EAFE Index/2/ returned -15.66%.

Q. What factors accounted for the Fund's performance during the period?
A. The Fund's relative underperformance largely stemmed from our stock selections in Europe and Japan. Although their impact overall was negative for the year, our stock selections noticeably improved during the second half, especially in Europe. This resulted in improved relative performance in the last six months of the year. Frequent global sector rotations and volatility driven by speculation made it challenging to keep pace with the benchmark throughout 2002.

   On a positive note, our gradual increase in the Fund's allocation of assets to the Pacific region outside Japan benefited performance. Despite some setbacks in Hong Kong and China early in the year, our stock selections in Australia and, to a lesser extent, Singapore have made noteworthy contributions to returns.

   To stabilize the portfolio during highly volatile 2002, we focused on picking top-quality and sustainable growth stocks with high dividend yields, as well as more liquid larger-cap stocks with transparent management practices. This way, we could still strive to earn competitive returns during volatile market conditions, while maintaining the flexibility to quickly reposition during times of sudden market swings.

Q. Which of the Fund's holdings were the best performers? /3/
A. Reckitt Benckiser continued to be one of the best contributors in the portfolio last year, posting a 59% return in dollar terms in 2002. Focused on household, toiletry, and pharmaceutical products, this U.K.-based company has successfully completed a major restructuring. The company has also benefited from textbook execution of product innovation, brand marketing, cost-cutting, and efficiency of working capital. These have all helped produce healthy organic growth and improving margins.

Q. How did the portfolio's composition change over the past year?
A. In Europe, which naturally has been the largest geographical portion in the Fund, we maintained an average underweight position relative to the benchmark throughout the year. We gradually decreased the European weight in the second and third quarters, then reversed the strategy during the fourth quarter.

   We boosted our Japanese exposure in March from a small underweight to a more neutral position, and followed this move with further, gradual increases in the second and third quarters. In the fourth quarter, when signs of slowing cyclical momentum emerged, we decided to return our Japanese exposure to a small underweighting. As uncertainty on the global economy deepened during the second half of the year and in response to the increased market volatility, we raised the level of cash in the Fund, which coincided with our decision to reduce Japanese exposure.

   We gradually increased our position in the Pacific region outside Japan, bringing the Fund's overweighting up substantially over the year. Australia was the greatest beneficiary of this shift; we emphasized that market because of its relatively resilient economic fundamentals. There were a number of opportunities in Australia's resources sector given the firmer commodity prices during most of 2002. We also favored selected Australian cyclical stocks due to that nation's positive economic fundamentals.

Q. What is your strategic outlook going forward?
A. The international equity markets are sending mixed signals about their future direction. In general, we foresee a continuation of the past year's slow economic growth throughout 2003. Ongoing uncertainty surrounding a potential war with Iraq, along with higher oil prices, will not help investors to regain confidence. For that to happen, a return to profitability and increased visibility regarding corporate earnings will be essential in 2003.

   Also, we believe that the European Central Bank must lower interest rates further to stimulate economic growth in Europe. In our view, Europe will most likely benefit from any relief from geopolitical risks, an upturn in the U.S. economy, stabilization of consumer spending, and even modest recovery in capital spending.

   Although 2002 ended with deep skepticism with regard to the Japanese stock market, we believe the market could turn around starting in late February or early March, if the Koizumi cabinet takes decisive action to fight deflation.

   By comparison, the 2003 outlook for Asia outside Japan looks more promising. In this tentative market environment, we plan to further boost our relative overweighting in Asia outside Japan, while keeping Europe and Japan equally underweighted relative to the benchmark.

   The Fund's holdings will continue to be well diversified among regions, countries and global industry sectors. Also, we plan to persist in seeking out stocks of well-run companies with strong business models and sustainable returns.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                       Period          Total Return  Total Return
                       ------          ------------ --------------
              1 Year..................   -21.07%       -21.07%
              5 Year..................   -22.21%       - 4.90%
              Since Inception (4/1/97)   -16.84%       - 3.16%

                                    [CHART]

               International Equity Fund   MSCI EAFE Index
               -------------------------   ---------------
04/01/1997               10,000                 10,000
06/30/1997               11,330                 11,119
12/31/1997               10,690                 10,464
06/30/1998               12,460                 12,125
12/31/1998               12,917                 11,794
06/30/1999               13,278                 12,608
12/31/1999               18,530                 16,256
06/30/2000               16,226                 15,614
12/31/2000               14,085                 13,987
06/30/2001               11,921                 11,973
12/31/2001               10,535                 11,021
06/30/2002                9,994                 10,869
12/31/2002                8,316                  9,295



*  International investing involves increased risk and volatility.
1 Total return figures include change in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results. The advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return for the 5 year and since inception periods would have been lower. The inception date for BNY Hamilton International Equity Fund (Institutional Shares) was 4/1/97.
2 The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
3  Portfolio holdings are subject to change.

BNY Hamilton S&P 500 Index Fund*


An Interview with Kurt Zyla, Vice President and Portfolio Manager

Q. What factors influenced the investment environment for large-cap stocks during 2002?
A. The investment environment in 2002 was exceedingly difficult for equities. The same factors that influenced the market in 2001 were present in 2002--a sluggish economy, weak corporate spending, and concerns about international conflicts. Compounding these problems were revelations of corporate accounting irregularities, tepid corporate profits, and continued fears stemming from the events of September 11.

   The year saw a significant erosion of investor confidence. Investors were already discouraged by the long bear market; when allegations of corporate wrongdoing touched many large, high-profile companies, many lost faith in stocks and diverted their money to bonds and cash.

   Late in the year, there was a narrow rally in technology and telecommunication stocks--the two sectors hardest-hit by the market downturn. This trend was limited to these sectors, though, and did not take hold elsewhere in the market.

Q. Given this context, how did the Fund perform?
A. The Fund closely tracked the risk and return characteristics of its benchmark, returning -22.43% for Institutional Class Shares/1/ for the year ended December 31, 2002. This compared with -22.10 % for the S&P 500(R) Index/2/ over the same period.

Q. How did the portfolio's composition change over the past year?/3/
A. There were 26 additions and deletions to the S&P 500 Index during 2002. Eleven of these changes resulted from mergers and acquisitions.

Q. What is your strategic outlook going forward?
A. Consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index.

                                          Institutional Shares
                                       ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................   -22.43%       -22.43%
             Since Inception (4/28/00)   -38.01%       -16.36%

                                    [CHART]


                          BNY S&P 500                S&P 500/R/
                          Index Fund                   Index
                         ------------               -----------
04/28/2000                  10,000                    10,000
06/30/2000                  10,041                    10,036
09/30/2000                   9,951                     9,640
12/31/2000                   9,128                     9,161
03/31/2001                   8,030                     8,075
06/30/2001                   8,493                     8,547
09/30/2001                   7,241                     7,292
12/31/2001                   7,992                     8,072
03/31/2002                   8,010                     8,095
06/30/2002                   6,924                     7,010
09/30/2002                   5,723                     5,799
12/31/2002                   6,199                     6,287



* The performance of the Fund is expected to be lower than that of the S&P 500(R) Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price declines.
1 TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARE, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Advisor has agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the total return and average annual return would have been lower. Inception date for this Fund was April 28, 2000.
2 The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.
/3/  Portfolio holdings subject to change.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         December 31, 2002

Number of
 Shares                                  Value
---------                             ------------
          Common Stocks--95.0%
          Advertising and Marketing Services--1.8%
  84,000  Omnicom Group, Inc......... $  5,426,400
                                      ------------
          Banking and Finance--4.3%
 207,500  Washington Mutual, Inc.....    7,164,975
 128,932  Wells Fargo & Co...........    6,043,043
                                      ------------
                                        13,208,018
                                      ------------
          Beverages, Food and Tobacco--3.2%
 112,000  PepsiCo, Inc...............    4,728,640
 114,467  The Coca-Cola Co...........    5,015,944
                                      ------------
                                         9,744,584
                                      ------------
          Biosciences--1.7%
 105,504  Amgen, Inc.*...............    5,100,063
                                      ------------
          Building and Building Products--1.6%
 197,000  The Home Depot, Inc........    4,720,120
                                      ------------
          Chemicals--2.8%
 200,146  duPont (E.I.) de Nemours &
          Co.........................    8,486,190
                                      ------------
          Communications, Media and
          Entertainment--1.8%
 242,600  Comcast Corp.--Special
          Class A*...................    5,480,334
                                      ------------
          Computers--Micro--3.5%
 183,320  Hewlett-Packard Co.........    3,182,435
  97,500  International Business
          Machines Corp. (IBM).......    7,556,250
                                      ------------
                                        10,738,685
                                      ------------
          Computers--Software and
          Peripherals--5.3%
 454,120  Cisco Systems, Inc.*.......    5,948,972
 197,296  Microsoft Corp.*...........   10,200,203
                                      ------------
                                        16,149,175
                                      ------------

Number of
 Shares                                  Value
---------                             ------------
          Common Stocks (Continued)
          Conglomerates--2.9%
 359,938  General Electric Co........ $  8,764,490
                                      ------------
          Containers and Packaging--1.8%
 148,000  Sealed Air Corp.*..........    5,520,400
                                      ------------
          Data Processing Systems--4.4%
 171,700  Automatic Data
          Processing, Inc............    6,739,225
 186,800  First Data Corp............    6,614,588
                                      ------------
                                        13,353,813
                                      ------------
          Electronic Equipment and Components--3.8%
 123,959  Agilent Technologies,
          Inc.*......................    2,226,304
 311,000  Applied Materials, Inc.*...    4,052,330
 340,104  Intel Corp.................    5,295,419
                                      ------------
                                        11,574,053
                                      ------------
          Financial Services--8.9%
 287,441  Citigroup, Inc.............   10,115,049
 116,725  Fannie Mae.................    7,508,919
  74,000  Marsh & McLennan
          Cos., Inc..................    3,419,540
 154,700  Morgan Stanley.............    6,175,624
                                      ------------
                                        27,219,132
                                      ------------
          Health Care Products and Services--7.4%
 148,000  Baxter International, Inc..    4,144,000
 191,890  Johnson & Johnson..........   10,306,412
 176,600  Medtronic, Inc.............    8,052,960
                                      ------------
                                        22,503,372
                                      ------------
          Household and Personal Care
          Products--5.6%
 164,100  Colgate-Palmolive Co.......    8,603,763

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         December 31, 2002

Number of
 Shares                               Value
---------                          ------------
          Common Stocks (Continued)
  96,938  The Procter & Gamble Co. $  8,330,852
                                   ------------
                                     16,934,615
                                   ------------
          Insurance--3.3%
 174,669  American International
          Group, Inc..............   10,104,602
                                   ------------
          Oil and Gas--9.2%
  80,000  Anadarko Petroleum
          Corp....................    3,832,000
 184,600  BP PLC ADR..............    7,503,990
 259,350  Exxon Mobil Corp........    9,061,689
  83,000  Noble Corp.*............    2,917,450
 112,390  Schlumberger Ltd........    4,730,495
                                   ------------
                                     28,045,624
                                   ------------
          Pharmaceuticals--6.4%
 122,000  Bristol-Myers Squibb Co.    2,824,300
 131,538  Merck & Co., Inc........    7,446,366
 302,948  Pfizer, Inc.............    9,261,121
                                   ------------
                                     19,531,787
                                   ------------
          Real Estate Investment Trusts--2.9%
 174,000  Duke Realty Corp........    4,428,300
 140,000  Liberty Property Trust..    4,471,600
                                   ------------
                                      8,899,900
                                   ------------

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
          Resorts and Entertainment--1.9%
 360,000  The Walt Disney Co.......... $  5,871,600
                                       ------------
          Retail--Discount Stores--2.2%
 235,000  Costco Wholesale Corp.*.....    6,594,100
                                       ------------
          Retail--Food Stores--1.0%
 206,000  The Kroger Co.*.............    3,182,700
                                       ------------
          Retail--Specialty Stores--1.4%
 165,000  CVS Corp....................    4,120,050
                                       ------------
          Telecommunications--1.7%
 294,000  Corning, Inc.*..............      973,140
 106,500  Verizon Communications,
          Inc.........................    4,126,875
                                       ------------
                                          5,100,015
                                       ------------
          Transportation--2.6%
 124,400  United Parcel Service, Inc.,
          Class B.....................    7,847,152
                                       ------------
          Utilities--Gas and Electric--1.6%
 246,800  Duke Energy Corp............    4,822,472
                                       ------------
          Total Common Stocks
          (Cost $255,680,806).........  289,043,446
                                       ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         December 31, 2002

Number of
 Shares                                       Value
----------                                ------------
           Money Market Funds--5.1%
 2,495,114 ACM Institutional Reserves
           (Government Portfolio),
           1.18%(a)...................... $  2,495,114
12,978,430 ACM Institutional Reserves
           (Prime Portfolio), 1.30%(a)...   12,978,430
                                          ------------
           Total Money Market
           Funds
           (Cost $15,473,544)............   15,473,544
                                          ------------
           Total Investments
           (Cost $271,154,350)(b)--
           100.1%........................  304,516,990
           Liabilities in excess of other
           assets--(0.1%)................     (377,611)
                                          ------------
           Net Assets--100.0%............ $304,139,379
                                          ------------

ADR American Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2002.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized appreciation was $33,429,681 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $79,402,833 and Aggregate gross unrealized depreciation of $45,973,152.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statement of Assets and Liabilities

         December 31, 2002


           Assets:
             Investments at market value,
              (Cost $271,154,350)..................... $304,516,990
             Receivables:
              Dividends...............................      523,990
              Capital stock sold......................       34,820
              Interest................................       17,670
           Other assets...............................       11,203
                                                       ------------
              Total Assets............................  305,104,673
                                                       ------------
           Liabilities:
             Payables:
              Capital stock repurchased...............      662,191
              Services provided by The Bank of New
               York and Administrator.................      241,703
             Accrued expenses and other liabilities...       61,400
                                                       ------------
              Total Liabilities.......................      965,294
                                                       ------------
           Net Assets:................................ $304,139,379
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     39,110
             Capital surplus..........................  292,876,240
             Undistributed net investment income......        2,913
             Accumulated net realized loss on
              investments.............................  (22,141,524)
             Net unrealized appreciation on
              investments.............................   33,362,640
                                                       ------------
           Net Assets................................. $304,139,379
                                                       ------------
           Institutional Shares:
             Net assets............................... $287,666,481
                                                       ------------
             Shares outstanding.......................   36,975,784
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       7.78
                                                       ------------
           Investor Shares:
             Net assets............................... $ 16,472,898
                                                       ------------
             Shares outstanding.......................    2,133,765
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       7.72
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

         Statement of Operations

         For the year ended December 31, 2002

          Investment Income:
            Dividends (net of foreign withholding
             taxes of $43,694)........................ $   5,417,875
            Interest..................................       313,761
                                                       -------------
             Total Income.............................     5,731,636
                                                       -------------
          Expenses:
            Advisory..................................     2,156,470
            Administration............................       718,823
            Transfer agent............................       139,689
            Accounting services.......................        60,003
            Custodian.................................        43,793
            12b-1 fee--Investor Shares................        42,934
            Registration and filings..................        24,978
            Audit.....................................        13,135
            Directors.................................        12,553
            Legal.....................................        10,132
            Cash management...........................         9,407
            Insurance.................................         6,369
            Reports to shareholders...................         6,224
            Amortization of organization cost.........         4,404
            Other.....................................        12,871
                                                       -------------
             Total Expenses...........................     3,261,785
            Earnings credit adjustment (Note 3).......           (39)
                                                       -------------
             Net Expenses.............................     3,261,746
                                                       -------------
             Net Investment Income....................     2,469,890
                                                       -------------
          Realized and Unrealized Gain
           (loss) on Investments:
            Net realized gain/loss on:
            Investments...............................      (569,005)
            Written call options......................       176,390
                                                       -------------
            Net realized loss on investments and
             written call options.....................      (392,615)
                                                       -------------
            Decrease in unrealized appreciation on
             investments during the year..............   (99,972,695)
                                                       -------------
            Net realized and unrealized loss on
             investments and written call options.....  (100,365,310)
                                                       -------------
            Net decrease in net assets resulting from
             operations............................... $ (97,895,420)
                                                       -------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statements of Changes in Net Assets


                                                                                      Year Ended December 31,
                                                                                   ----------------------------
                                                                                        2002           2001
                                                                                   -------------  -------------
Operations:
  Net investment income........................................................... $   2,469,890  $   2,233,986
  Net realized loss on investments................................................      (392,615)   (21,910,822)
  Decrease in unrealized appreciation on investments during the year..............   (99,972,695)  (121,905,011)
                                                                                   -------------  -------------
   Net decrease in net assets resulting from operations...........................   (97,895,420)  (141,581,847)
                                                                                   -------------  -------------
Dividends and Distributions to Shareholders:
   Dividends from net investment income: Institutional Shares.....................    (2,339,586)    (2,218,363)
                           Investor Shares........................................       (76,634)       (51,816)
   Distributions from capital gains: Institutional Shares.........................            --     (9,641,276)
                       Investor Shares............................................            --       (390,910)
                                                                                   -------------  -------------
                                                                                      (2,416,220)   (12,302,365)
                                                                                   -------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares..........................    49,707,487     53,490,610
                      Investor Shares.............................................     6,408,343      4,797,146
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares..............................       553,290      9,869,807
                    Investor Shares...............................................        76,350        439,035
  Value of capital stock repurchased: Institutional Shares........................   (70,913,334)   (62,047,090)
                       Investor Shares............................................    (2,882,155)    (5,889,796)
                                                                                   -------------  -------------
  Net increase (decrease) in net assets resulting from capital stock transactions.   (17,050,019)       659,712
                                                                                   -------------  -------------
   Decrease in Net Assets.........................................................  (117,361,659)  (153,224,500)
Net Assets:
  Beginning of year...............................................................   421,501,038    574,725,538
                                                                                   -------------  -------------
  End of year (includes undistributed net investment income of $2,913 at
   December 31, 2002)............................................................. $ 304,139,379  $ 421,501,038
                                                                                   -------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares...............................................     5,417,225      4,585,348
         Investor Shares..........................................................       732,301        427,476
  Shares issued on reinvestment of dividends
   and distributions: Institutional Shares........................................        63,598        905,004
              Investor Shares.....................................................         8,820         40,404
  Shares repurchased: Institutional Shares........................................    (8,063,122)    (5,538,178)
              Investor Shares.....................................................      (342,435)      (527,976)
                                                                                   -------------  -------------
     Net decrease.................................................................    (2,183,613)      (107,922)
  Shares outstanding, beginning of year...........................................    41,293,162     41,401,084
                                                                                   -------------  -------------
  Shares outstanding, end of year.................................................    39,109,549     41,293,162
                                                                                   -------------  -------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Financial Highlights

                                                            Institutional Shares
                                            ---------------------------------------------------
                                                          Year Ended December 31,
                                            ---------------------------------------------------
                                               2002       2001       2000      1999      1998
                                            --------   --------   --------   --------  --------
PER SHARE DATA:
Net asset value at beginning of year....... $  10.21   $  13.89   $  16.15   $  12.71  $  10.94
                                            --------   --------   --------   --------  --------
Gain (loss) from investment operations
Net investment income......................     0.06       0.05       0.03       0.05      0.11
Net realized and unrealized gain (loss) on
  investments..............................    (2.43)     (3.43)     (0.37)      4.59      2.46
                                            --------   --------   --------   --------  --------
 Total from investment operations..........    (2.37)     (3.38)     (0.34)      4.64      2.57
                                            --------   --------   --------   --------  --------
Dividends and distributions
Dividends from net investment income.......    (0.06)     (0.06)     (0.03)     (0.05)    (0.11)
Distributions from capital gains...........       --      (0.24)     (1.89)     (1.15)    (0.69)
                                            --------   --------   --------   --------  --------
 Total dividends and distributions.........    (0.06)     (0.30)     (1.92)     (1.20)    (0.80)
                                            --------   --------   --------   --------  --------
Net asset value at end of year............. $   7.78   $  10.21   $  13.89   $  16.15  $  12.71
                                            --------   --------   --------   --------  --------
TOTAL RETURN:..............................   (23.26)%   (24.49)%    (1.99)%    37.13%    23.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).. $287,666   $403,925   $549,982   $589,285  $443,997
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................     0.90%      0.88%      0.86%      0.85%     0.82%
 Expenses, prior to waiver from The Bank of
   New York................................     0.90%      0.88%      0.86%      0.86%     0.91%
 Net investment income, net of waiver from
   The Bank of New York....................     0.70%      0.49%      0.18%      0.36%     0.73%
Portfolio turnover rate....................       18%        14%        16%        18%       26%

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

                                                                      Investor Shares
                                                      ----------------------------------------------
                                                                  Year Ended December 31,
                                                      ----------------------------------------------
                                                        2002      2001      2000      1999     1998
                                                      -------   -------   -------   -------  -------
PER SHARE DATA:
Net asset value at beginning of year................. $ 10.13   $ 13.78   $ 16.05   $ 12.65  $ 10.92
                                                      -------   -------   -------   -------  -------
Gain (loss) from investment operations
Net investment income (loss).........................    0.04      0.03     (0.01)     0.01     0.11
Net realized and unrealized gain (loss) on
  investments........................................   (2.41)    (3.41)    (0.35)     4.57     2.42
                                                      -------   -------   -------   -------  -------
 Total from investment operations....................   (2.37)    (3.38)    (0.36)     4.58     2.53
                                                      -------   -------   -------   -------  -------
Dividends and distributions
Dividends from net investment income.................   (0.04)    (0.03)    (0.02)    (0.03)   (0.11)
Distributions from capital gains.....................      --     (0.24)    (1.89)    (1.15)   (0.69)
                                                      -------   -------   -------   -------  -------
 Total dividends and distributions...................   (0.04)    (0.27)    (1.91)    (1.18)   (0.80)
                                                      -------   -------   -------   -------  -------
Net asset value at end of year....................... $  7.72   $ 10.13   $ 13.78   $ 16.05  $ 12.65
                                                      -------   -------   -------   -------  -------
TOTAL RETURN:........................................  (23.45)%  (24.63)%   (2.14)%   36.83%   23.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............ $16,473   $17,576   $24,744   $18,642  $11,047
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York..........................................    1.15%     1.13%     1.11%     1.11%    1.07%
 Expenses, prior to waiver from The Bank of
   New York..........................................    1.15%     1.13%     1.11%     1.14%    1.21%
 Net investment income (loss), net of waiver from The
   Bank of New York..................................    0.47%     0.24%    (0.07)%    0.10%    0.50%
Portfolio turnover rate..............................      18%       14%       16%       18%      26%

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         December 31, 2002

Number of
 Shares                              Value
---------                          ----------
          Common Stocks--96.4%
          Aerospace and Defense--1.9%
 15,000   United Technologies
          Corp.................... $  929,100
                                   ----------
          Banking and Finance--11.0%
 22,500   Bank of America Corp....  1,565,325
 40,000   Chittenden Corp.........  1,019,200
 42,500   FleetBoston Financial
          Corp....................  1,032,750
 30,000   J.P. Morgan Chase & Co..    720,000
 26,500   Wachovia Corp...........    965,660
                                   ----------
                                    5,302,935
                                   ----------
          Building Materials--2.2%
 28,500   Florida Rock Industries,
          Inc.....................  1,084,425
                                   ----------
          Coal--1.4%
 32,600   Fording, Inc............    683,296
                                   ----------
          Communications Equipment and
          Systems--2.2%
 70,000   Nokia Corp. ADR.........  1,085,000
                                   ----------
          Computers--Micro--2.6%
 16,000   International Business
          Machines Corp. (IBM)....  1,240,000
                                   ----------
          Computers--Software and
          Peripherals--1.6%
 15,400   Microsoft Corp.*........    796,180
                                   ----------
          Conglomerates--2.4%
 47,500   General Electric Co.....  1,156,625
                                   ----------
          Electronic Equipment and
          Components--4.0%
 35,000   Agilent Technologies,
          Inc.*...................    628,600

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
 42,500   Intel Corp................. $  661,725
 42,500   Texas Instruments, Inc.....    637,925
                                      ----------
                                       1,928,250
                                      ----------
          Financial Services--5.1%
 35,000   Citigroup, Inc.............  1,231,650
 30,000   PNC Financial Services
          Group......................  1,257,000
                                      ----------
                                       2,488,650
                                      ----------
          Health Care Products and
          Services--6.0%
 18,500   Johnson & Johnson..........    993,635
 18,500   Wyeth......................    691,900
 29,200   Zimmer Holdings, Inc.*.....  1,212,384
                                      ----------
                                       2,897,919
                                      ----------
          Hotels and Gaming--2.3%
 47,500   Fairmont Hotels & Resorts,
          Inc........................  1,118,625
                                      ----------
          Insurance--6.1%
 47,500   AFLAC, Inc.................  1,430,700
 40,000   The Allstate Corp..........  1,479,600
  1,261   Travelers Property Casualty
          Corp.*.....................     18,474
  2,591   Travelers Property Casualty
          Corp., Class B*............     37,958
                                      ----------
                                       2,966,732
                                      ----------
          Machinery and Engineering--2.8%
 17,500   Eaton Corp.................  1,366,925
                                      ----------
          Machinery and Equipment--1.7%
 70,000   Grant Prideco, Inc.*.......    814,800
                                      ----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         December 31, 2002

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Manufacturing--6.4%
  6,000   3M Co....................... $  739,800
 40,000   Dover Corp..................  1,166,400
 50,000   Honeywell International,
          Inc.........................  1,200,000
                                       ----------
                                        3,106,200
                                       ----------
          Oil and Gas--12.2%
 32,500   ConocoPhillips..............  1,572,675
 42,500   Encana Corp.................  1,321,750
 17,500   Nabors Industries, Ltd.*....    617,225
 23,500   Royal Dutch Petroleum
          Co..........................  1,034,470
 32,500   Weatherford International
          Ltd.*.......................  1,297,725
                                       ----------
                                        5,843,845
                                       ----------
          Pharmaceuticals--5.2%
 46,000   Bristol-Myers Squibb Co.....  1,064,900
 26,000   Merck & Co., Inc............  1,471,860
                                       ----------
                                        2,536,760
                                       ----------
          Retail--Discount Stores--4.3%
 37,500   Costco Wholesale Corp.*.....  1,052,250
 35,000   Target Corp.................  1,050,000
                                       ----------
                                        2,102,250
                                       ----------
          Retail--Specialty Stores--2.0%
 40,000   Tiffany & Co................    956,400
                                       ----------
          Telecommunications--2.8%
 35,000   Verizon Communications,
          Inc.........................  1,356,250
                                       ----------
          Transportation--10.2%
 40,000   Burlington Northern Santa Fe
          Corp........................  1,040,400

Number of
 Shares                                     Value
---------                                -----------
          Common Stocks (Continued)
   55,000 Canadian Pacific Railway
          Ltd........................... $ 1,083,500
   62,500 CP Ships Ltd..................     848,750
   57,500 GulfMark Offshore, Inc.*......     848,125
   18,500 Union Pacific Corp............   1,107,595
                                         -----------
                                           4,928,370
                                         -----------
          Total Common Stocks
          (Cost $52,460,546)............  46,689,537
                                         -----------
          Money Market Funds--9.0%
2,166,268 ACM Institutional Reserves
          (Government Portfolio),
          1.18%(a)......................   2,166,268
2,184,455 ACM Institutional Reserves
          (Prime Portfolio), 1.30%(a)...   2,184,455
                                         -----------
          Total Money Market
          Funds
          (Cost $4,350,723).............   4,350,723
                                         -----------
          Total Investments
          (Cost $56,811,269)(b)--
          105.4%........................  51,040,260
          Liabilities in excess of other
          assets--(5.4%)................  (2,607,603)
                                         -----------
          Net Assets--100.0%............ $48,432,657
                                         -----------

ADR American Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2002.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized depreciation was $5,771,009 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,376,275 and aggregate gross unrealized depreciation of $7,147,284.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statement of Assets and Liabilities

         December 31, 2002

           Assets:
             Investments at market value,
              (Cost $56,811,269)...................... $ 51,040,260
             Cash.....................................        2,152
             Receivables:
              Capital stock sold......................       90,000
              Dividends...............................       68,648
              Interest................................        3,696
             Other assets.............................       15,092
                                                       ------------
              Total Assets............................   51,219,848
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................    2,723,715
              Services provided by The Bank of New
               York and Administrator.................       37,665
              Capital stock repurchased...............        1,546
             Accrued expenses and other liabilities...       24,265
                                                       ------------
              Total Liabilities.......................    2,787,191
                                                       ------------
           Net Assets:................................ $ 48,432,657
                                                       ------------
           Sources of Net Assets:
              Capital stock @ par..................... $      6,162
              Capital surplus.........................   54,845,290
              Accumulated net realized loss on
               investments............................     (647,786)
              Net unrealized depreciation on
               investments............................   (5,771,009)
                                                       ------------
           Net Assets................................. $ 48,432,657
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 48,272,049
                                                       ------------
             Shares outstanding.......................    6,141,269
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       7.86
                                                       ------------
           Investor Shares:
             Net assets............................... $    160,608
                                                       ------------
             Shares outstanding.......................       20,376
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       7.88
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

         Statement of Operations

         For the year ended December 31, 2002

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $10,410)................................ $   574,518
            Interest....................................      46,571
                                                         -----------
             Total Income...............................     621,089
                                                         -----------
          Expenses:
            Advisory....................................     211,842
            Administration..............................      70,614
            Accounting services.........................      67,519
            Transfer agent..............................      39,804
            Registration and filings....................      25,213
            Custodian...................................      12,780
            Directors...................................      12,501
            Audit.......................................       8,390
            Other.......................................      12,124
                                                         -----------
             Total Expenses.............................     460,787
            Fees waived by The Bank of New York
             (Note 3)...................................    (178,156)
            Earnings credit adjustment (Note 3).........         (50)
                                                         -----------
             Net Expenses...............................     282,581
                                                         -----------
             Net Investment Income......................     338,508
                                                         -----------
          Realized and Unrealized Loss on
           Investments:
            Net realized loss on investments............    (457,115)
            Increase in unrealized depreciation on
             investments during the year................  (4,344,735)
                                                         -----------
            Net realized and unrealized loss on
             investments................................  (4,801,850)
                                                         -----------
            Net decrease in net assets resulting from
             operations................................. $(4,463,342)
                                                         -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statements of Changes in Net Assets

                                                                                                 Year Ended        Year Ended
                                                                                              December 31, 2002 December 31, 2001
                                                                                              ----------------- -----------------
Operations:
 Net investment income.......................................................................    $   338,508       $   159,422
 Net realized loss on investments............................................................       (457,115)         (158,159)
 Increase in unrealized depreciation on investments
   during the year...........................................................................     (4,344,735)       (1,501,694)
                                                                                                 -----------       -----------
   Net decrease in net assets resulting from operations......................................     (4,463,342)       (1,500,431)
                                                                                                 -----------       -----------
Dividends to Shareholders:
 Dividends from net investment income: Institutional
   Shares....................................................................................       (340,091)         (157,916)
                         Investor Shares.....................................................           (482)               --
                                                                                                 -----------       -----------
                                                                                                    (340,573)         (157,916)
                                                                                                 -----------       -----------
Capital Stock Transactions:
 Proceeds from capital stock sold: Institutional Shares......................................     39,729,417        17,903,624
                     Investor Shares.........................................................        165,400                --
 Proceeds from shares issued on reinvestment of
   dividends: Institutional Shares...........................................................        140,763            79,351
           Investor Shares...................................................................            482                --
 Value of capital stock repurchased: Institutional
   Shares....................................................................................     (6,227,646)         (986,331)
                      Investor Shares........................................................         (4,795)               --
                                                                                                 -----------       -----------
 Net increase in net assets resulting from capital
   stock transactions........................................................................     33,803,621        16,996,644
                                                                                                 -----------       -----------
   Increase in Net Assets....................................................................     28,999,706        15,338,297
Net Assets:
 Beginning of year...........................................................................     19,432,951         4,094,654
                                                                                                 -----------       -----------
 End of year (includes undistributed net investment
   income of $1,506 at December 31, 2001)....................................................    $48,432,657       $19,432,951
                                                                                                 -----------       -----------
Changes in Capital Stock Outstanding:
 Shares sold: Institutional Shares...........................................................      4,722,288         1,859,016
         Investor Shares.....................................................................         20,687                --
 Shares issued on reinvestment of dividends:
   Institutional Shares......................................................................         17,494             9,195
                           Investor Shares...................................................             63                --
 Shares repurchased: Institutional Shares....................................................       (771,388)         (116,824)
             Investor Shares.................................................................           (374)               --
                                                                                                 -----------       -----------
   Net increase..............................................................................      3,988,770         1,751,387
 Shares outstanding, beginning of year.......................................................      2,172,875           421,488
                                                                                                 -----------       -----------
 Shares outstanding, end of year.............................................................      6,161,645         2,172,875
                                                                                                 -----------       -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Financial Highlights


                                                               Institutional Shares
                                                       ---------------------------------
                                                           Year Ended       For the period
                                                          December 31,      April 28, 2000*
                                                       -----------------        through
                                                         2002      2001    December 31, 2000
                                                       -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $  8.94   $  9.71        $10.00
                                                       -------   -------        ------
Gain (loss) from investment operations
Net investment income.................................    0.08      0.11          0.12
Net realized and unrealized loss on investments.......   (1.09)    (0.78)        (0.30)
                                                       -------   -------        ------
 Total from investment operations.....................   (1.01)    (0.67)        (0.18)
                                                       -------   -------        ------
Dividends
Dividends from net investment income..................   (0.07)    (0.10)        (0.11)
                                                       -------   -------        ------
Net asset value at end of year........................ $  7.86   $  8.94        $ 9.71
                                                       -------   -------        ------
TOTAL RETURN:.........................................  (11.31)%   (6.87)%       (1.83)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $48,272   $19,433        $4,095
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....    0.80%     0.80%         0.80%***
 Expenses, prior to waiver from The Bank of New York..    1.30%     2.14%         7.75%***
 Net investment income, net of waiver from The Bank of
   New York...........................................    0.96%     1.19%         1.86%***
Portfolio turnover rate...............................      10%        2%            2%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                                                 Investor Shares
                                                                 ---------------
                                                                 For the period
                                                                  May 31, 2002*
                                                                     through
                                                                December 31, 2002
                                                                -----------------
PER SHARE DATA:
Net asset value at beginning of period.........................      $  9.09
                                                                     -------
Gain (loss) from investment operations
Net investment income..........................................         0.04
Net realized and unrealized loss on investments................        (1.22)
                                                                     -------
 Total from investment operations..............................        (1.18)
                                                                     -------
Dividends
Dividends from net investment income...........................        (0.03)
                                                                     -------
Net asset value at end of year.................................      $  7.88
                                                                     -------
TOTAL RETURN:..................................................       (12.98)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................      $   161
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............         1.05%***
 Expenses, prior to waiver from The Bank of New York...........         1.50%***
 Net investment income, net of waiver from The Bank of New York         0.82%***
Portfolio turnover rate........................................           10%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         December 31, 2002

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--96.7%
          Airlines--0.0%
     900  JetBlue Airways Corp.*..... $    24,300
                                      -----------
          Bank Holding Companies--11.5%
 199,400  Banknorth Group, Inc.......   4,506,440
  99,200  Commercial Capital
          Bancorp*...................     879,904
     325  Community Banks, Inc.......       9,003
  43,500  Doral Financial Corp.......   1,244,100
 109,200  First Sentinel Bancorp,
          Inc........................   1,571,388
 213,900  Greater Bay Bancorp........   3,698,331
  57,700  Hudson United Bancorp......   1,794,470
 198,360  New York Community
          Bancorp, Inc...............   5,728,637
  35,420  Southern Financial Bancorp,
          Inc........................   1,066,142
 204,200  UCBH Holdings, Inc.........   8,668,290
 171,200  Wilmington Trust Corp......   5,423,616
                                      -----------
                                       34,590,321
                                      -----------
          Chemicals--1.4%
 160,300  H.B. Fuller Co.............   4,148,564
                                      -----------
          Coal--0.9%
 131,900  Arch Coal, Inc.............   2,847,721
                                      -----------
          Commercial Services--1.2%
  95,800  Alliance Data Systems
          Corp.*.....................   1,697,576
 223,400  Plexus Corp.*..............   1,961,452
                                      -----------
                                        3,659,028
                                      -----------
          Communications, Media and
          Entertainment--1.4%
 115,500  Scholastic Corp.*..........   4,152,225
                                      -----------

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Computer Services--1.5%
 101,500  Manhattan Associates,
          Inc.*.................... $ 2,401,490
 208,000  Perot Systems Corp.*.....   2,229,760
                                    -----------
                                      4,631,250
                                    -----------
          Computers--Software and
          Peripherals--5.5%
  89,100  Activision, Inc.*........   1,299,969
 353,200  Concurrent Computer
          Corp.*...................   1,017,216
 126,000  Diebold, Inc.............   5,193,720
 218,600  J.D. Edwards & Co.*......   2,465,808
 108,800  ManTech International
          Corp.*...................   2,074,816
 179,000  Manugistics Group, Inc.*.     429,600
 101,900  Photon Dynamics, Inc.*...   2,323,320
  39,600  SeaChange International,
          Inc.*....................     243,540
 175,600  Skyworks Solutions, Inc.*   1,513,672
                                    -----------
                                     16,561,661
                                    -----------
          Consumer Goods and Services--1.6%
  96,065  The Scotts Co.*..........   4,711,028
                                    -----------
          Distribution and Wholesale--0.8%
 424,800  Bell Microproducts, Inc.*   2,353,392
                                    -----------
          Education--2.6%
 171,456  DeVry, Inc.*.............   2,847,884
 214,940  ITT Educational Services,
          Inc.*....................   5,061,837
                                    -----------
                                      7,909,721
                                    -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2002

Number of
 Shares                                Value
---------                           -----------
          Common Stocks (Continued)
          Electronic Equipment and
          Components--6.3%
 157,800  Aeroflex, Inc.*.......... $ 1,088,820
 165,700  Asyst Technologies, Inc.*   1,217,895
 164,604  Avnet, Inc.*.............   1,782,661
 289,700  Cable Design Technologies
          Corp.*...................   1,709,230
 107,800  Fairchild Semiconductor
          Corp.*...................   1,154,538
 113,000  Jabil Circuit, Inc.*.....   2,024,960
 154,300  KEMET Corp.*.............   1,348,582
  75,700  Lattice Semiconductor
          Corp.*...................     663,889
 280,567  Microchip Technology,
          Inc.*....................   6,859,863
 495,600  Vitesse Semiconductor
          Corp.*...................   1,082,886
                                    -----------
                                     18,933,324
                                    -----------
          Entertainment--1.8%
  99,500  International Speedway
          Corp.....................   3,710,355
 320,700  Six Flags, Inc...........   1,831,197
                                    -----------
                                      5,541,552
                                    -----------
          Food Wholesaling--1.8%
 156,800  Performance Food Group
          Co.*.....................   5,324,771
                                    -----------
          Forest and Paper Products--1.7%
  93,500  Boise Cascade Corp.......   2,358,070
  40,900  Bowater, Inc.............   1,715,755
 167,300  Buckeye Technologies,
          Inc.*....................   1,028,895
                                    -----------
                                      5,102,720
                                    -----------

Number of
 Shares                                    Value
---------                               -----------
          Common Stocks (Continued)
          Health and Medical Facilities--6.0%
 197,000  Community Health Systems,
          Inc.*........................ $ 4,056,230
 393,400  Cytyc Corp.*.................   4,012,680
  50,700  LifePoint Hospitals, Inc.*...   1,517,502
  84,000  Quest Diagnostics, Inc.*.....   4,779,600
  82,700  Universal Health Services,
          Inc., Class B................   3,729,770
                                        -----------
                                         18,095,782
                                        -----------
          Health Care Products and Services--4.2%
 158,000  AdvancePCS*..................   3,509,180
 102,900  NBTY, Inc.*..................   1,808,982
  64,200  Patterson Dental Co.*........   2,808,108
 147,900  Renal Care Group, Inc.*......   4,679,556
                                        -----------
                                         12,805,826
                                        -----------
          Household and Personal Care
          Products--2.6%
 165,700  Church & Dwight Co.,
          Inc..........................   5,042,251
  94,400  Maytag Corp..................   2,690,400
                                        -----------
                                          7,732,651
                                        -----------
          Investment Management--1.6%
  59,800  Legg Mason, Inc..............   2,902,692
  96,900  Waddell & Reed Financial,
          Inc..........................   1,906,023
                                        -----------
                                          4,808,715
                                        -----------
          Manufacturing--3.8%
  34,600  Maverick Tube Corp.*.........     450,838
 139,800  Mettler-Toledo International,
          Inc.*........................   4,481,988
 136,100  Timken Co....................   2,599,510

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2002

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
 178,940  Waters Corp.*............. $ 3,897,313
                                     -----------
                                      11,429,649
                                     -----------
          Media--4.0%
 219,700  Entravision Communications
          Corp.*....................   2,192,606
 156,000  Hispanic Broadcasting
          Corp.*....................   3,205,800
  99,400  Martha Stewart Living,
          Inc.*.....................     981,078
  14,710  Radio One, Inc.*..........     215,060
 377,020  Radio One, Inc., Class D*.   5,440,399
                                     -----------
                                      12,034,943
                                     -----------
          Oil and Gas--4.6%
 198,400  Airgas, Inc.*.............   3,422,400
 513,000  Grey Wolf, Inc.*..........   2,046,870
  77,100  Newfield Exploration
          Co.*......................   2,779,455
 108,980  Premcor, Inc.*............   2,422,625
  95,700  Stolt Offshore SA ADR*....     136,851
  88,600  Stone Energy Corp.*.......   2,955,696
                                     -----------
                                      13,763,897
                                     -----------
          Oil Field Services and Equipment--5.7%
 152,400  Cal Dive International,
          Inc.*.....................   3,581,400
  56,700  Core Laboratories NV*.....     643,545
 110,060  National-Oilwell, Inc.*...   2,403,710
  64,100  Patterson-UTI Energy,
          Inc.*.....................   1,933,897
 150,200  Precision Drilling Corp.*.   4,887,508
 167,800  Superior Energy Services,
          Inc.*.....................   1,375,960

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
 140,350  Varco International, Inc.* $ 2,442,090
                                     -----------
                                      17,268,110
                                     -----------
          Pharmaceuticals--4.6%
 216,000  Alkermes, Inc.*...........   1,354,320
  66,300  AmerisourceBergen Corp....   3,600,753
 185,250  Celgene Corp.*............   3,977,318
  65,000  Cephalon, Inc.*...........   3,163,420
 104,900  Enzon, Inc.*..............   1,753,928
                                     -----------
                                      13,849,739
                                     -----------
          Printing and Publishing--1.0%
  52,400  Lee Enterprises, Inc......   1,756,448
  20,800  The McClatchy Co..........   1,179,984
                                     -----------
                                       2,936,432
                                     -----------
          Records Storage--2.2%
 199,517  Iron Mountain, Inc.*......   6,586,056
                                     -----------
          Retail--Apparel and Shoes--4.5%
  83,700  American Eagle Outfitters,
          Inc.*.....................   1,153,386
  68,500  AnnTaylor Stores Corp.*...   1,398,770
 171,400  Coach, Inc.*..............   5,642,488
 272,100  Foot Locker, Inc..........   2,857,050
 112,000  Too, Inc.*................   2,634,240
                                     -----------
                                      13,685,934
                                     -----------
          Retail--Discount Stores--0.6%
 100,000  BJ's Wholesale Club, Inc.*   1,830,000
                                     -----------
          Retail--Restaurants--0.4%
  57,200  Chicago Pizza & Brewery,
          Inc.*.....................     394,680
  25,000  Panera Bread Co...........     870,250
                                     -----------
                                       1,264,930
                                     -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2002

Number of
 Shares                                  Value
---------                             ------------
          Common Stocks (Continued)
          Retail--Specialty Stores--6.7%
 111,800  A.C. Moore Arts & Crafts,
          Inc.*...................... $  1,420,978
 164,500  Barnes & Noble, Inc.*......    2,972,515
  87,700  Columbia Sportswear
          Co.*.......................    3,895,634
 129,700  Electronics Boutique
          Holdings Corp.*............    2,050,557
 113,250  Ethan Allen Interiors, Inc.    3,892,403
  90,700  Peet's Coffee & Tea, Inc.*.    1,281,591
 175,600  Williams-Sonoma, Inc.*.....    4,767,540
                                      ------------
                                        20,281,218
                                      ------------
          Transportation--4.2%
  77,000  Arkansas Best Corp.*.......    2,000,537
  55,300  Roadway Corp...............    2,035,593
  45,300  SCS Transportation, Inc.*..      448,923
  89,100  Swift Transportation Co.,
          Inc.*......................    1,783,604
  61,900  USFreightways Corp.........    1,779,625
 108,400  Werner Enterprises, Inc....    2,333,851
  90,600  Yellow Corp.*..............    2,282,305
                                      ------------
                                        12,664,438
                                      ------------
          Total Common Stocks
          (Cost $321,328,498)........  291,529,898
                                      ------------
          Warrants--0.0%
          Bank Holding Companies--0.0%
 247,300  Dime Bancorp, Inc.*(a).....
          (Cost $70,812).............       29,923
                                      ------------

Number of
 Shares                                       Value
----------                                ------------
           Rights--0.0%
           Financial Services--0.0%
    36,540 Bank United Corp.*
           (Cost $0)..................... $      3,654
                                          ------------
           Money Market Fund--3.7%
11,035,636 ACM Institutional Reserves
           (Prime Portfolio), 1.30%(b)
           (Cost $11,035,636)............   11,035,636
                                          ------------
           Total Investments
           (Cost $332,434,946)(c)--
           100.4%........................  302,599,111
           Liabilities in excess of other
           assets--(0.4%)................   (1,119,968)
                                          ------------
           Net Assets--100.0%............ $301,479,143
                                          ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Warrant has neither a strike price nor expiration date. Warrant represents potential distribution for a legal claim settlement.
(b)Represents annualized 7 day yield at December 31, 2002.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized depreciation was $29,835,835 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $45,165,280 and aggregate gross unrealized depreciation of $75,001,115.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statement of Assets and Liabilities

         December 31, 2002

          Assets:
            Investments at market value,
             (Cost $332,434,946)........................ $302,599,111
            Receivables:
             Dividends..................................       78,541
             Capital stock sold.........................       25,414
             Interest...................................       20,309
            Other assets................................       10,354
                                                         ------------
             Total Assets...............................  302,733,729
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................      892,719
             Services provided by The Bank of New
              York and Administrator....................      285,259
            Accrued expenses and other liabilities......       76,608
                                                         ------------
             Total Liabilities..........................    1,254,586
                                                         ------------
          Net Assets:................................... $301,479,143
                                                         ------------
          Sources of Net Assets:
             Capital stock @ par........................ $     25,371
             Capital surplus............................  329,137,222
             Accumulated net realized gain on
              investments...............................    2,152,385
             Net unrealized depreciation on
              investments...............................  (29,835,835)
                                                         ------------
          Net Assets.................................... $301,479,143
                                                         ------------
          Institutional Shares:
             Net assets................................. $283,668,329
                                                         ------------
             Shares outstanding.........................   23,860,203
                                                         ------------
             Net asset value, offering price and
              repurchase price per share................ $      11.89
                                                         ------------
          Investor Shares:
             Net assets................................. $ 17,810,814
                                                         ------------
             Shares outstanding.........................    1,511,245
                                                         ------------
             Net asset value, offering price and
              repurchase price per share................ $      11.79
                                                         ------------
            Institutional Shares authorized @ $.001 par
             value......................................  200,000,000
            Investor Shares authorized @ $.001 par
             value......................................  200,000,000

         Statement of Operations

         For the year ended December 31, 2002

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $1,827)................................. $  1,366,746
            Interest....................................      293,138
                                                         ------------
             Total Income...............................    1,659,884
                                                         ------------
          Expenses:
            Advisory....................................    2,551,819
            Administration..............................      680,485
            Transfer agent..............................      171,082
            Accounting services.........................       59,994
            Custodian...................................       56,575
            12b-1 fee--Investor Shares..................       36,198
            Registration and filings....................       20,390
            Legal.......................................       13,634
            Audit.......................................       13,058
            Directors...................................       12,575
            Cash management.............................        8,239
            Insurance...................................        5,508
            Report to shareholders......................        5,386
            Amortization of organization cost
             (Note 2)...................................        1,895
            Other.......................................       18,056
                                                         ------------
             Total Expenses.............................    3,654,894
                                                         ------------
             Net Investment Loss........................   (1,995,010)
                                                         ------------
          Realized and Unrealized Gain
           (Loss) on Investments:
            Net realized gain on investments............    2,545,585
            Decrease in unrealized appreciation on
             investments during the year................  (86,567,212)
                                                         ------------
            Net realized and unrealized loss on
             investments................................  (84,021,627)
                                                         ------------
            Net decrease in net assets resulting from
             operations................................. $(86,016,637)
                                                         ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statements of Changes in Net Assets

                                                                                             Year Ended December 31,
                                                                                           --------------------------
                                                                                               2002          2001
                                                                                           ------------  ------------
Operations:
  Net investment loss..................................................................... $ (1,995,010) $ (1,646,873)
  Net realized gain on investments........................................................    2,545,585     7,042,942
  Decrease in unrealized appreciation on investments during the year......................  (86,567,212)  (56,372,062)
                                                                                           ------------  ------------
   Net decrease in net assets resulting from operations...................................  (86,016,637)  (50,975,993)
                                                                                           ------------  ------------
Distributions to Shareholders:
  Distributions from capital gains: Institutional Shares..................................   (4,816,336)   (5,018,254)
                     Investor Shares......................................................     (210,434)     (195,788)
                                                                                           ------------  ------------
                                                                                             (5,026,770)   (5,214,042)
                                                                                           ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares..................................  108,749,807    66,741,841
                     Investor Shares......................................................   12,314,066     4,693,744
  Proceeds from shares issued on reinvestment of distributions: Institutional Shares......    4,386,982     4,634,721
                                      Investor Shares.....................................      210,188       194,594
  Value of capital stock repurchased: Institutional Shares................................  (90,759,534)  (73,318,284)
                      Investor Shares.....................................................   (5,264,371)   (4,531,576)
                                                                                           ------------  ------------
   Net increase (decrease) in net assets resulting from capital stock transactions........   29,637,138    (1,584,960)
                                                                                           ------------  ------------
     Decrease in Net Assets...............................................................  (61,406,269)  (57,774,995)
Net Assets:
  Beginning of year.......................................................................  362,885,412   420,660,407
                                                                                           ------------  ------------
  End of year............................................................................. $301,479,143  $362,885,412
                                                                                           ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares.......................................................    7,608,983     4,283,783
        Investor Shares...................................................................      976,612       304,763
  Shares issued on reinvestment of distributions: Institutional Shares....................      376,794       291,348
                             Investor Shares..............................................       18,225        12,377
  Shares repurchased: Institutional Shares................................................   (6,586,091)   (4,817,705)
             Investor Shares..............................................................     (403,519)     (297,768)
                                                                                           ------------  ------------
   Net increase (decrease)................................................................    1,991,004      (223,202)
  Shares outstanding, beginning of year...................................................   23,380,444    23,603,646
                                                                                           ------------  ------------
  Shares outstanding, end of year.........................................................   25,371,448    23,380,444
                                                                                           ------------  ------------


See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Financial Highlights

                                                              Institutional Shares
                                             ----------------------------------------------------
                                                            Year Ended December 31,
                                             ----------------------------------------------------
                                                2002       2001       2000       1999       1998
                                             --------   --------   --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year........ $  15.53   $  17.83   $  22.78   $  12.46   $  11.93
                                             --------   --------   --------   --------   --------
Gain (loss) from investment operations
Net investment loss(a)......................    (0.08)     (0.07)     (0.12)     (0.11)     (0.02)
Net realized and unrealized gain (loss) on
  investments...............................    (3.36)     (2.01)     (0.38)     12.08       0.91
                                             --------   --------   --------   --------   --------
 Total from investment operations...........    (3.44)     (2.08)     (0.50)     11.97       0.89
                                             --------   --------   --------   --------   --------
Distributions
Distributions from capital gains............    (0.20)     (0.22)     (4.45)     (1.65)     (0.36)
                                             --------   --------   --------   --------   --------
Net asset value at end of year.............. $  11.89   $  15.53   $  17.83   $  22.78   $  12.46
                                             --------   --------   --------   --------   --------
TOTAL RETURN:...............................   (22.12)%   (11.69)%    (1.41)%    97.22%      7.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)... $283,668   $348,753   $404,735   $389,553   $188,402
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York.................................     1.06%      1.05%      1.04%      1.04%      0.97%
 Expenses, prior to waiver from The Bank of
   New York.................................     1.06%      1.05%      1.04%      1.06%      1.13%
 Net investment loss, net of waiver from The
   Bank of New York.........................    (0.58)%    (0.42)%    (0.51)%    (0.73)%    (0.19)%
Portfolio turnover rate.....................       31%        53%        47%        86%        84%

(a)Based on average shares outstanding.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                                       Investor Shares
                                                       ----------------------------------------------
                                                                   Year Ended December 31,
                                                       ----------------------------------------------
                                                         2002      2001      2000      1999      1998
                                                       -------   -------   -------   -------   ------
PER SHARE DATA:
Net asset value at beginning of year.................. $ 15.36   $ 17.68   $ 22.67   $ 12.44   $11.94
                                                       -------   -------   -------   -------   ------
Gain (loss) from investment operations
Net investment loss(a)................................   (0.11)    (0.11)    (0.17)    (0.13)   (0.04)
Net realized and unrealized gain (loss) on investments   (3.26)    (1.99)    (0.37)    12.01     0.90
                                                       -------   -------   -------   -------   ------
 Total from investment operations.....................   (3.37)    (2.10)    (0.54)    11.88     0.86
                                                       -------   -------   -------   -------   ------
Distributions
Distributions from capital gains......................   (0.20)    (0.22)    (4.45)    (1.65)   (0.36)
                                                       -------   -------   -------   -------   ------
Net asset value at end of year........................ $ 11.79   $ 15.36   $ 17.68   $ 22.67   $12.44
                                                       -------   -------   -------   -------   ------
TOTAL RETURN:.........................................  (21.90)%  (11.90)%   (1.61)%   96.65%    7.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $17,811   $14,132   $15,925   $15,062   $6,763
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York...........................................    1.32%     1.30%     1.28%     1.33%    1.22%
 Expenses, prior to waiver from The Bank of
   New York...........................................    1.32%     1.30%     1.28%     1.37%    1.46%
 Net investment loss, net of waiver from The Bank of
   New York...........................................   (0.82)%   (0.67)%   (0.76)%   (0.96)%  (0.43)%
Portfolio turnover rate...............................      31%       53%       47%       86%      84%

(a)Based on average shares outstanding.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Schedule of Investments

         December 31, 2002

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks--97.7%
          Automotive--1.8%
  18,000  Harley-Davidson, Inc....... $  831,600
                                      ----------
          Banking and Finance--6.8%
  50,000  FleetBoston Financial
          Corp.......................  1,215,000
  12,500  M&T Bank Corp..............    991,875
  23,000  TCF Financial Corp.........  1,004,870
                                      ----------
                                       3,211,745
                                      ----------
          Beverages, Food and Tobacco--4.7%
  25,000  General Mills, Inc.........  1,173,750
  25,000  PepsiCo, Inc...............  1,055,500
                                      ----------
                                       2,229,250
                                      ----------
          Building and Building Products--7.4%
  55,000  Standard Pacific Corp......  1,361,250
 100,000  Universal Forest Products,
          Inc........................  2,132,100
                                      ----------
                                       3,493,350
                                      ----------
          Chemicals--3.0%
  30,000  Cabot Microelectronics
          Corp.*.....................  1,416,000
                                      ----------
          Communications, Media and
          Entertainment--1.7%
  66,000  Insight Communications Co.,
          Inc.*......................    817,080
                                      ----------
          Computer Services--0.6%
 102,000  iGATE Corp.*...............    267,240
                                      ----------
          Computers--Micro--2.0%
  35,000  Dell Computer Corp.*.......    935,900
                                      ----------
          Conglomerates--2.1%
  40,000  General Electric Co........    974,000
                                      ----------

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Education--2.8%
  80,000  DeVry, Inc.*............... $1,328,800
                                      ----------
          Electronic Equipment and
          Components--3.6%
  32,000  Analog Devices, Inc.*......    763,840
  70,000  Applied Materials, Inc.*...    912,100
                                      ----------
                                       1,675,940
                                      ----------
          Financial Services--9.4%
  50,000  Capital One Financial
          Corp.......................  1,486,000
  45,000  Citigroup, Inc.............  1,583,550
  84,000  NCO Group, Inc.*...........  1,339,800
                                      ----------
                                       4,409,350
                                      ----------
          Health Care Products and
          Services--9.3%
  20,000  Cardinal Health, Inc.......  1,183,800
  26,000  Charles River Laboratories
          International, Inc.*.......  1,000,480
  55,500  IMS Health, Inc............    888,000
  24,000  Johnson & Johnson..........  1,289,040
                                      ----------
                                       4,361,320
                                      ----------
          Hotels and Gaming--3.1%
 100,000  Extended Stay America,
          Inc.*......................  1,475,000
                                      ----------
          Insurance--2.2%
  70,000  Travelers Property Casualty
          Corp.*.....................  1,025,500
                                      ----------
          Manufacturing--5.1%
  28,000  Cintas Corp................  1,281,000

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         December 31, 2002

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
  60,000  Cognex Corp.*............. $ 1,105,800
                                     -----------
                                       2,386,800
                                     -----------
          Networking Products--2.5%
 110,000  Oracle Corp.*.............   1,188,000
                                     -----------
          Oil and Gas--11.4%
  40,000  Noble Energy, Inc.........   1,502,000
  90,000  Questar Corp..............   2,503,800
  30,000  Royal Dutch Petroleum
          Co........................   1,320,600
                                     -----------
                                       5,326,400
                                     -----------
          Pharmaceuticals--7.1%
  40,000  Bristol-Myers Squibb Co...     926,000
  23,000  Merck & Co., Inc..........   1,302,030
  36,000  Pfizer, Inc...............   1,100,520
                                     -----------
                                       3,328,550
                                     -----------
          Retail--Discount Stores--1.9%
  50,000  BJ's Wholesale Club, Inc.*     915,000
                                     -----------
          Retail--Specialty Stores--2.4%
  30,000  Lowe's Cos., Inc..........   1,125,000
                                     -----------
          Utilities--Gas and Electric--6.8%
 150,000  Calpine Corp.*............     489,000
  65,000  CenterPoint Energy, Inc...     552,500
  30,000  Dominion Resources, Inc...   1,647,000
 166,124  The AES Corp.*............     501,695
                                     -----------
                                       3,190,195
                                     -----------
          Total Common Stocks
          (Cost $44,515,615)........  45,912,020
                                     -----------

Number of
 Shares                                     Value
---------                                -----------
          Warrants--0.0%
          Computer Services--0.0%
       34 PER-SE Technologies, Inc.*
          (Cost $0)..................... $         4
                                         -----------
          Money Market Fund--2.6%
1,211,108 ACM Institutional Reserves
          (Prime Portfolio), 1.30%(a)
          (Cost $1,211,108).............   1,211,108
                                         -----------
          Total Investments
          (Cost $45,726,723)(b)--
          100.3%........................  47,123,132
          Liabilities in excess of other
          assets--(0.3%)................    (145,524)
                                         -----------
          Net Assets--100.0%............ $46,977,608
                                         -----------

*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2002.
(b)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized appreciation was $1,160,745 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $8,323,013 and aggregate gross unrealized depreciation of $7,162,268.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statement of Assets and Liabilities

         December 31, 2002


            Assets:
              Investments at market value,
               (Cost $45,726,723).................... $ 47,123,132
              Receivables:
               Dividends.............................       48,830
               Interest..............................        1,630
              Other assets...........................       22,637
                                                      ------------
               Total Assets..........................   47,196,229
                                                      ------------
            Liabilities:
              Due to custodian.......................       86,625
              Payables:
               Services provided by The Bank of New
                York and Administrator...............       56,211
               Capital stock repurchased.............       12,896
              Accrued expenses and other liabilities.       62,889
                                                      ------------
               Total Liabilities.....................      218,621
                                                      ------------
            Net Assets:.............................. $ 46,977,608
                                                      ------------
            Sources of Net Assets:
              Capital stock @ par.................... $      4,809
              Capital surplus........................   57,480,947
              Accumulated net realized loss on
               investments...........................  (11,904,557)
              Net unrealized appreciation on
               investments...........................    1,396,409
                                                      ------------
            Net Assets............................... $ 46,977,608
                                                      ------------
            Investor Shares:
              Net assets............................. $ 46,977,608
                                                      ------------
              Shares outstanding.....................    4,808,806
                                                      ------------
              Net asset value, offering price and
               repurchase price per share............ $       9.77
                                                      ------------
            Investor Shares authorized @ $.001 par
             value...................................  200,000,000

         Statement of Operations

         For the period October 7, 2002*
            through December 31, 2002

            Investment Income:
              Dividends................................. $  146,136
              Interest..................................      6,068
                                                         ----------
               Total Income.............................    152,204
                                                         ----------
            Expenses:
              Advisory..................................     85,892
              12b-1 fee--Investor Shares................     28,477
              Administration............................     22,513
              Accounting services.......................     12,157
              Transfer agent............................      5,942
              Legal.....................................      4,241
              Registration and filings..................      3,441
              Audit.....................................      2,080
              Custodian.................................      1,932
              Reports to shareholders...................      1,442
              Directors.................................      1,236
              Other.....................................      1,230
                                                         ----------
               Total Expenses...........................    170,583
              Fees waived by The Bank of New York
               (Note 3).................................    (28,409)
                                                         ----------
               Net Expenses.............................    142,174
                                                         ----------
               Net Investment Income....................     10,030
                                                         ----------
            Realized and Unrealized Gain
             (loss) on Investments:
              Net realized loss on investments..........   (318,468)
              Decrease in unrealized depreciation on
               investments during the period............  6,157,655
                                                         ----------
              Net realized and unrealized gain on
               investments..............................  5,839,187
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $5,849,217
                                                         ----------

* Commencement of operations.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statement of Changes in Net Assets

                                                                         Investor Shares
                                                                        -----------------
                                                                         For the period
                                                                        October 7, 2002*
                                                                             through
                                                                        December 31, 2002
                                                                        -----------------
Operations:
  Net investment income................................................    $    10,030
  Net realized loss on investments.....................................       (318,468)
  Decrease in unrealized depreciation on investments during the period.      6,157,655
                                                                           -----------
   Net increase in net assets resulting from operations................      5,849,217
                                                                           -----------
Dividends to Shareholders:
  Dividends from net investment income.................................        (19,334)
                                                                           -----------
Capital Stock Transactions:
  Proceeds from capital stock sold.....................................        475,460
  Proceeds from shares issued on reinvestment of dividends.............         19,053
  Value of capital stock repurchased...................................     (2,223,437)
                                                                           -----------
  Net decrease in net assets resulting from capital stock transactions.     (1,728,924)
                                                                           -----------
   Increase in Net Assets..............................................      4,100,959
Net Assets:
  Beginning of period..................................................             --
  Net assets transferred from reorganization (Note 11).................     42,876,649
                                                                           -----------
  End of year..........................................................    $46,977,608
                                                                           -----------
Changes in Capital Stock Outstanding:
  Shares sold: Investor Shares.........................................         50,205
  Shares issued on reinvestment of dividends...........................          1,932
  Shares repurchased: Investor Shares..................................       (232,643)
                                                                           -----------
   Net decrease........................................................       (180,506)
  Shares outstanding, beginning of period..............................             --
  Shares transferred from reorganization...............................      4,989,312
                                                                           -----------
  Shares outstanding, end of year......................................      4,808,806
                                                                           -----------

* Commencement of operations.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Financial Highlights


                                                                 Investor Shares
                                                                -----------------
                                                                 For the period
                                                                October 7, 2002*
                                                                     through
                                                                December 31, 2002
                                                                -----------------
PER SHARE DATA:
Net asset value at beginning of period.........................      $  8.59
                                                                     -------
Gain (loss) from investment operations
Net investment income..........................................           --/(1)/
Net realized and unrealized gain (loss) on investments.........         1.18
                                                                     -------
 Total from investment operations..............................         1.18
                                                                     -------
Dividends
Dividends from net investment income...........................           --/(1)/
                                                                     -------
Net asset value at end of year.................................      $  9.77
                                                                     -------
TOTAL RETURN:..................................................        13.78%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................      $46,978
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............         1.25%***
 Expenses, prior to waiver from The Bank of New York...........         1.50%***
 Net investment income, net of waiver from The Bank of New York         0.09%***
Portfolio turnover rate........................................            9%

(1)Less than $0.01 per share.
* Commencement of operations.
**Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Schedule of Investments

         December 31, 2002

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--77.9%
          Aerospace and Defense--1.4%
  80,000  United Technologies Corp... $ 4,955,200
                                      -----------
          Banking and Finance--5.4%
 100,000  BB&T Corp..................   3,699,000
 130,000  Mellon Financial Corp......   3,394,300
 139,200  Northern Trust Corp........   4,878,960
 157,000  Wells Fargo & Co...........   7,358,590
                                      -----------
                                       19,330,850
                                      -----------
          Beverages, Food and Tobacco--3.1%
 200,000  Campbell Soup Co...........   4,694,000
 152,900  PepsiCo, Inc...............   6,455,438
                                      -----------
                                       11,149,438
                                      -----------
          Biosciences--0.9%
  68,400  Amgen, Inc.*...............   3,306,456
                                      -----------
          Chemicals--1.8%
 150,000  duPont (E.I.) de Nemours &
          Co.........................   6,360,000
                                      -----------
          Communications, Media and
          Entertainment--3.2%
 166,300  Clear Channel
          Communications, Inc.*......   6,201,327
 131,380  Viacom, Inc., Class B*.....   5,355,049
                                      -----------
                                       11,556,376
                                      -----------
          Computers--Micro--1.7%
  78,500  International Business
          Machines Corp. (IBM).......   6,083,750
                                      -----------
          Conglomerates--1.6%
 241,700  General Electric Co........   5,885,395
                                      -----------
          Data Processing Systems--2.0%
 206,800  First Data Corp............   7,322,788
                                      -----------

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Electronic Equipment and
          Components--2.1%
 126,500  Emerson Electric Co........ $ 6,432,525
  82,700  Texas Instruments, Inc.....   1,241,327
                                      -----------
                                        7,673,852
                                      -----------
          Financial Services--2.5%
  75,000  Fannie Mae.................   4,824,750
  57,800  Merrill Lynch & Co., Inc...   2,193,510
  50,000  Morgan Stanley.............   1,996,000
                                      -----------
                                        9,014,260
                                      -----------
          Health Care Products and
          Services--6.2%
 100,000  Baxter International, Inc..   2,800,000
 110,400  Cardinal Health, Inc.......   6,534,576
 200,000  Johnson & Johnson..........  10,742,000
  50,000  Medtronic, Inc.............   2,280,000
                                      -----------
                                       22,356,576
                                      -----------
          Household and Personal Care
          Products--3.8%
  73,400  Colgate-Palmolive Co.......   3,848,362
 150,000  International Flavors &
          Fragrances, Inc............   5,265,000
 150,000  The Gillette Co............   4,554,000
                                      -----------
                                       13,667,362
                                      -----------
          Insurance--2.4%
  66,200  American International
          Group, Inc.................   3,829,670
 155,000  Prudential Financial, Inc..   4,919,700
                                      -----------
                                        8,749,370
                                      -----------
          Manufacturing--2.4%
  70,000  3M Co......................   8,631,000
                                      -----------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         December 31, 2002

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Oil and Gas--7.6%
 150,000  BP PLC ADR................ $ 6,097,500
 274,400  Exxon Mobil Corp..........   9,587,536
 102,600  Schlumberger Ltd..........   4,318,434
 103,500  TotalFinaElf SA ADR.......   7,400,250
                                     -----------
                                      27,403,720
                                     -----------
          Pharmaceuticals--1.6%
 186,500  Pfizer, Inc...............   5,701,305
                                     -----------
          Real Estate Investment
          Trusts--16.1%
 100,000  AMB Property Corp.........   2,736,000
  50,000  Apartment Investment &
          Management Co.............   1,874,000
 150,000  Archstone-Smith Trust.....   3,531,000
  85,000  Avalonbay Communities,
          Inc.......................   3,326,900
  90,000  Boston Properties, Inc....   3,317,400
 326,500  Duke Realty Corp..........   8,309,425
 150,000  Equity Office Properties
          Trust.....................   3,747,000
  80,000  Equity Residential........   1,966,400
 175,000  General Growth Properties,
          Inc.......................   9,099,999
 112,350  Kimco Realty Corp.........   3,442,404
 253,500  Plum Creek Timber Co.,
          Inc.......................   5,982,600
 300,000  ProLogis..................   7,545,000
 100,000  The Rouse Co..............   3,170,000
                                     -----------
                                      58,048,128
                                     -----------
          Retail--Discount Stores--1.6%
 100,000  Costco Wholesale Corp.*...   2,806,000

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
 100,000  Target Corp................. $  3,000,000
                                       ------------
                                          5,806,000
                                       ------------
          Retail--Specialty Stores--1.6%
 150,000  Lowe's Cos., Inc............    5,625,000
                                       ------------
          Retail and Wholesale Distribution--0.6%
  75,000  SYSCO Corp..................    2,234,250
                                       ------------
          Telecommunications--2.3%
 210,000  BellSouth Corp..............    5,432,700
 101,070  SBC Communications,
          Inc.........................    2,740,008
                                       ------------
                                          8,172,708
                                       ------------
          Transportation--1.7%
 100,000  United Parcel Service, Inc.,
          Class B.....................    6,308,000
                                       ------------
          Utilities--Gas and Electric--3.3%
 109,375  Exelon Corp.................    5,771,719
 100,000  FPL Group, Inc..............    6,013,000
                                       ------------
                                         11,784,719
                                       ------------
          Waste Management--1.0%
 154,500  Waste Management, Inc.......    3,541,140
                                       ------------
          Total Common Stocks
          (Cost $280,273,524).........  280,667,643
                                       ------------
          Convertible Preferred
          Stocks--14.2%
          Automotive--1.5%
 225,000  General Motors Pfd.,
          Series B....................    5,197,500
                                       ------------
          Financial Services--1.5%
 100,000  Washington Mutual Capital
          Trust I.....................    5,187,500
                                       ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         December 31, 2002

Number of
 Shares                                     Value
----------                               -----------
           Convertible Preferred Stocks
           (Continued)
           Health Care Products and Services--1.1%
    80,000 Baxter International, Inc.
           PEPS......................... $ 4,008,000
                                         -----------
           Insurance--5.8%
    75,000 Anthem, Inc. PEPS............   5,826,000
   100,000 MetLife Capital Trust I
           ACES.........................   8,223,000
    45,000 Prudential Financial Capital
           Trust I PEPS.................   2,455,650
   200,000 Travelers Property Casualty
           CV Pfd.......................   4,470,000
                                         -----------
                                          20,974,650
                                         -----------
           Media--1.1%
     4,000 Radio One, Inc. CV Pfd.......   4,075,000
                                         -----------
           Real Estate Investment Trusts--0.5%
    70,000 Equity Residential Properties
           Trust........................   1,708,000
                                         -----------
           Utilities--Gas and Electric--2.7%
   100,000 Dominion Resources, Inc.
           PEPS.........................   5,419,000
   280,000 Duke Energy Corp. PEPS.......   4,449,200
                                         -----------
                                           9,868,200
                                         -----------
           Total Convertible
           Preferred Stocks
           (Cost $51,268,850)...........  51,018,850
                                         -----------
Principal
 Amount
----------
           Convertible Bonds--6.8%
           Biosciences--0.6%
$2,000,000 Aviron
           5.25%, 2/01/08...............   1,995,000
                                         -----------

Principal
 Amount                                    Value
----------                              -----------
           Convertible Bonds
           (Continued)
           Communications, Media and
           Entertainment--2.8%
$3,750,000 Clear Channel
           Communications, Inc.
           2.625%, 4/01/03............. $ 3,740,625
 7,000,000 Echostar Communications
           Corp.
           5.75%, 5/15/08..............   6,308,750
                                        -----------
                                         10,049,375
                                        -----------
           Electronic Equipment and
           Components--0.7%
 2,000,000 L-3 Communications
           Holdings
           5.25%, 6/01/09..............   2,565,000
                                        -----------
           Oil and Gas--1.5%
 5,000,000 Kerr-McGee Corp.
           5.25%, 2/15/10..............   5,443,750
                                        -----------
           Pharmaceuticals--1.2%
 3,000,000 King Pharmaceutical, Inc.
           2.75%, 11/15/21 VRN.........   2,715,000
 2,000,000 Vertex Pharmaceuticals, Inc.
           5.00%, 9/19/07..............   1,507,500
                                        -----------
                                          4,222,500
                                        -----------
           Total Convertible Bonds
           (Cost $24,688,507)..........  24,275,625
                                        -----------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         December 31, 2002

Number of
 Shares                                  Value
---------                             ------------
          Money Market Fund--1.1%
4,050,353 ACM Institutional Reserves
          (Prime Portfolio), 1.30%(a)
          (Cost $4,050,353).......... $  4,050,353
                                      ------------
          Total Investments
          (Cost $360,281,234)(b)--
          100.0%.....................  360,012,471
          Other assets less
          liabilities--0.0%..........      101,687
                                      ------------
          Net Assets--100.0%......... $360,114,158
                                      ------------

ACES  Automatic Common Exchangeable Securities.
ADR   American Depositary Receipt.
PEPS  Premium Exchangeable Participating Securities.
VRN   Variable Rate Note. Coupon represents rate in effect at December 31, 2002.
*     Non-income producing security.
(a) Represents annualized 7 day yield at December 31, 2002. The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized appreciation was $385,302 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $43,034,143 and aggregate gross unrealized depreciation of $42,648,841.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Statement of Assets and Liabilities

         December 31, 2002


           Assets:
             Investments at market value,
              (Cost $360,281,234)..................... $360,012,471
             Receivables:
              Dividends...............................      664,868
              Interest................................      280,184
              Capital stock sold......................        2,531
             Other assets.............................       12,762
                                                       ------------
              Total Assets............................  360,972,816
                                                       ------------
           Liabilities:
             Payables:
              Capital stock repurchased...............      485,397
              Services provided by The Bank of New
               York and Administrator.................      281,499
             Accrued expenses and other liabilities...       91,762
                                                       ------------
              Total Liabilities.......................      858,658
                                                       ------------
           Net Assets:................................ $360,114,158
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $     34,834
             Capital surplus..........................  391,785,801
             Accumulated net realized loss on
              investments.............................  (31,437,714)
             Net unrealized depreciation on
              investments.............................     (268,763)
                                                       ------------
           Net Assets................................. $360,114,158
                                                       ------------
           Institutional Shares:
             Net assets............................... $330,652,349
                                                       ------------
             Shares outstanding.......................   31,976,343
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.34
                                                       ------------
           Investor Shares:
             Net assets............................... $ 29,461,809
                                                       ------------
             Shares outstanding.......................    2,857,421
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $      10.31
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

         Statement of Operations

         For the year ended December 31, 2002

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $102,371)............................... $ 11,781,736
            Interest....................................    1,902,607
                                                         ------------
             Total Income...............................   13,684,343
                                                         ------------
          Expenses:
            Advisory....................................    2,473,985
            Administration..............................      824,662
            Transfer agent..............................      174,516
            12b-1 fee--Investor Shares..................       82,201
            Accounting services.........................       60,022
            Custodian...................................       54,551
            Registration and filings....................       18,833
            Audit.......................................       14,166
            Directors...................................       12,591
            Legal.......................................       10,568
            Cash management.............................       10,031
            Reports to shareholders.....................        1,541
            Other.......................................       24,222
                                                         ------------
             Total Expenses.............................    3,761,889
                                                         ------------
             Net Investment Income......................    9,922,454
                                                         ------------
          Realized and Unrealized Loss on
           Investments:
            Net realized loss on investments............  (31,669,214)
            Decrease in unrealized appreciation on
             investments during the year................  (58,738,336)
                                                         ------------
            Net realized and unrealized loss on
             investments................................  (90,407,550)
                                                         ------------
            Net decrease in net assets resulting from
             operations................................. $(80,485,096)
                                                         ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Statements of Changes in Net Assets

                                                                                              Year Ended        Year Ended
                                                                                           December 31, 2002 December 31, 2001
                                                                                           ----------------- -----------------
Operations:
 Net investment income....................................................................   $  9,922,454      $  10,326,811
 Net realized gain (loss) on investments..................................................    (31,669,214)         1,029,522
 Decrease in unrealized appreciation on investments
   during the year........................................................................    (58,738,336)       (94,254,911)
                                                                                             ------------      -------------
   Net decrease in net assets resulting from operations...................................    (80,485,096)       (82,898,578)
                                                                                             ------------      -------------
Dividends and Distributions to Shareholders:
 Dividends from net investment income: Institutional
   Shares.................................................................................     (8,417,446)        (9,218,483)
                         Investor Shares..................................................       (639,461)          (533,298)
 Distributions from capital gains: Institutional Shares...................................       (930,655)        (7,755,180)
                     Investor Shares......................................................        (85,322)          (510,057)
                                                                                             ------------      -------------
                                                                                              (10,072,884)       (18,017,018)
                                                                                             ------------      -------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Institutional Shares...................................     82,509,312         32,100,962
                     Investor Shares......................................................     14,700,072          1,676,089
 Proceeds from shares issued on reinvestment
   of dividends and distributions: Institutional Shares...................................      3,938,338         10,792,314
                    Investor Shares.......................................................        669,054          1,003,401
 Value of capital stock repurchased: Institutional
   Shares.................................................................................    (96,501,545)       (53,671,488)
                      Investor Shares.....................................................     (6,076,394)        (4,167,337)
                                                                                             ------------      -------------
 Net decrease in net assets resulting from capital
   stock transactions.....................................................................       (761,163)       (12,266,059)
                                                                                             ------------      -------------
   Decrease in Net Assets.................................................................    (91,319,143)      (113,181,655)
Net Assets:
 Beginning of year........................................................................    451,433,301        564,614,956
                                                                                             ------------      -------------
 End of year..............................................................................   $360,114,158      $ 451,433,301
                                                                                             ------------      -------------
Changes in Capital Stock Outstanding:
 Shares sold: Institutional Shares........................................................      6,873,421          2,294,541
         Investor Shares..................................................................      1,205,858            120,374
 Shares issued on reinvestment of dividends and
   distributions: Institutional Shares....................................................        353,919            802,022
             Investor Shares..............................................................         59,554             74,318
 Shares repurchased: Institutional Shares.................................................     (8,021,079)        (3,884,362)
             Investor Shares..............................................................       (528,905)          (306,609)
                                                                                             ------------      -------------
   Net decrease...........................................................................        (57,232)          (899,716)
 Shares outstanding, beginning of year....................................................     34,890,996         35,790,712
                                                                                             ------------      -------------
 Shares outstanding, end of year..........................................................     34,833,764         34,890,996
                                                                                             ------------      -------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Financial Highlights

                                                          Institutional Shares
                                           --------------------------------------------------
                                                         Year ended December 31,
                                           --------------------------------------------------
                                              2002       2001      2000      1999      1998
                                             ----     --------   --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year...... $  12.94   $  15.78   $  16.51  $  16.57  $  15.54
                                           --------   --------   --------  --------  --------
Gain (loss) from investment operations
Net investment income.....................     0.28       0.30       0.30      0.28      0.28
Net realized and unrealized gain (loss) on
  investments.............................    (2.59)     (2.62)      0.75      2.02      1.73
                                           --------   --------   --------  --------  --------
 Total from investment operations.........    (2.31)     (2.32)      1.05      2.30      2.01
                                           --------   --------   --------  --------  --------
Dividends and distributions
Dividends from net investment income......    (0.26)     (0.28)     (0.29)    (0.29)    (0.27)
Distributions from capital gains..........    (0.03)     (0.24)     (1.49)    (2.07)    (0.71)
                                           --------   --------   --------  --------  --------
 Total dividends and distributions........    (0.29)     (0.52)     (1.78)    (2.36)    (0.98)
                                           --------   --------   --------  --------  --------
Net asset value at end of year............ $  10.34   $  12.94   $  15.78  $  16.51  $  16.57
                                           --------   --------   --------  --------  --------
TOTAL RETURN:.............................   (18.05)%   (14.82)%     6.56%    14.51%    13.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $330,652   $424,070   $529,486  $547,250  $528,233
Ratio to average net assets of:
 Expenses.................................     0.89%      0.87%      0.85%     0.87%     0.89%
 Net investment income....................     2.43%      2.16%      1.81%     1.63%     1.77%
Portfolio turnover rate...................       29%        41%        35%       53%       39%

See notes to financial statements.

         BNY Hamilton Equity Income Fund

                                                          Investor Shares
                                           ---------------------------------------------
                                                      Year Ended December 31,
                                           ---------------------------------------------
                                             2002      2001      2000     1999     1998
                                            ----     -------   -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year...... $ 12.90   $ 15.73   $ 16.47  $ 16.53  $ 15.53
                                           -------   -------   -------  -------  -------
Gain (loss) from investment operations
Net investment income.....................    0.25      0.26      0.26     0.24     0.25
Net realized and unrealized gain (loss) on
  investments.............................   (2.58)    (2.60)     0.74     2.01     1.71
                                           -------   -------   -------  -------  -------
 Total from investment operations.........   (2.33)    (2.34)     1.00     2.25     1.96
                                           -------   -------   -------  -------  -------
Dividends and distributions
Dividends from net investment income......   (0.23)    (0.25)    (0.25)   (0.24)   (0.25)
Distributions from capital gains..........   (0.03)    (0.24)    (1.49)   (2.07)   (0.71)
                                           -------   -------   -------  -------  -------
 Total dividends and distributions........   (0.26)    (0.49)    (1.74)   (2.31)   (0.96)
                                           -------   -------   -------  -------  -------
Net asset value at end of year............ $ 10.31   $ 12.90   $ 15.73  $ 16.47  $ 16.53
                                           -------   -------   -------  -------  -------
TOTAL RETURN:.............................  (18.25)%  (15.01)%    6.26%   14.27%   12.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $29,462   $27,363   $35,129  $37,994  $37,212
Ratio to average net assets of:
 Expenses.................................    1.15%     1.12%     1.10%    1.12%    1.17%
 Net investment income....................    2.16%     1.90%     1.56%    1.38%    1.50%
Portfolio turnover rate...................      29%       41%       35%      53%      39%

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         December 31, 2002

Number of
 Shares                              US$ Value
---------                           -----------
          Common Stocks--98.9%
          Australia--8.6%
   65,420 Australia and New Zealand
          Banking Group Ltd........ $   639,133
  190,947 AWB Ltd..................     423,634
  165,963 BHP Billiton Ltd.........     948,547
  123,390 Boral Ltd................     302,239
   78,670 BRL Hardy Ltd............     312,306
  325,239 Coates Hire Ltd..........     393,752
   19,660 Cochlear Ltd.............     431,526
   25,260 Commonwealth Bank of
          Australia................     384,042
  390,633 Computershare Ltd........     406,932
1,591,966 Downer EDI Ltd...........     484,071
  488,240 M.I.M. Holdings Ltd......     415,137
   63,943 National Australia Bank
          Ltd......................   1,143,190
  179,170 Newcrest Mining Ltd......     726,406
  290,890 Nufarm Ltd...............     583,123
  329,630 Qantas Airways Ltd.......     710,897
   20,650 Rio Tinto Ltd............     394,767
  108,800 The News Corp. Ltd.......     703,319
  209,760 Westfield Trust..........     409,858
   49,760 Westpac Banking Corp.....     385,269
  278,000 Worley Group Ltd.*.......     273,946
                                    -----------
                                     10,472,094
                                    -----------
          Belgium--0.8%
   78,458 Dexia....................     974,035
                                    -----------
          Denmark--1.2%
   89,864 Danske Bank A/S..........   1,485,376
                                    -----------
          Finland--1.7%
  127,360 Nokia Corp...............   2,024,876
                                    -----------

Number of
 Shares                                US$ Value
---------                             -----------
          Common Stocks (Continued)
          France--10.1%
  15,652  BNP Paribas SA............. $   637,808
  58,856  Business Objects SA*.......     866,565
  17,000  Carrefour SA...............     756,963
  73,974  Compagnie de
          Saint-Gobain...............   2,170,546
   6,249  Hermes International.......     863,017
  22,500  Lagardere S.C.A............     914,026
   8,000  Pinault-Printemps-Redoute
          SA.........................     588,519
  35,000  STMicroelectronics NV......     686,116
  35,272  Suez SA....................     612,235
  18,000  TotalFinaElf SA............   2,570,889
 100,000  Vivendi Universal SA.......   1,615,069
                                      -----------
                                       12,281,753
                                      -----------
          Germany--4.3%
  23,351  Altana AG..................   1,061,075
  30,000  Bayerische Motoren Werke
          (BMW) AG...................     911,428
  27,000  E.On AG....................   1,088,047
  10,500  Henkel KGaA................     664,445
   8,000  Muenchener
          Rueckversicherungs--
          Gesellschaft AG............     956,239
   6,000  SAP AG.....................     475,517
                                      -----------
                                        5,156,751
                                      -----------
          Hong Kong--2.8%
 109,000  Cheung Kong (Holdings)
          Ltd........................     709,344
  57,400  Hang Seng Bank Ltd.........     610,920
 240,000  Hong Kong Electric Holdings
          Ltd........................     907,879

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2002

Number of
 Shares                                 US$ Value
---------                               ----------
          Common Stocks (Continued)
  55,600  HSBC Holdings PLC............ $  607,804
  84,000  Sun Hung Kai Properties
          Ltd..........................    497,641
                                        ----------
                                         3,333,588
                                        ----------
          Ireland--0.5%
  50,000  CRH PLC......................    619,163
                                        ----------
          Italy--5.6%
 140,000  Eni SpA......................  2,225,837
  52,996  Riunione Adriatica di Sicurta
          SpA (RAS)....................    645,140
 244,679  Telecom Italia Mobile
          SpA..........................  1,116,963
 185,000  Telecom Italia SpA...........  1,403,663
 338,905  UniCredito Italiano SpA......  1,355,051
                                        ----------
                                         6,746,654
                                        ----------
          Japan--19.3%
  23,000  Aeon Co. Ltd.................    544,620
  48,000  Ajinomoto Co., Inc...........    501,154
  78,000  Asahi Glass Co. Ltd..........    477,846
  46,000  Canon, Inc...................  1,732,704
  25,000  Daikin Industries Ltd........    396,056
     158  DDI Corp.....................    512,598
     130  East Japan Railway Co........    645,234
  20,000  Eisai Co. Ltd................    449,145
  19,000  Fuji Photo Film Co. Ltd......    619,617
  18,700  Honda Motor Co. Ltd..........    691,776
   7,800  Hoya Corp....................    546,204
  31,400  JFE Holdings, Inc.*..........    381,288
  44,600  Kansai Electric Power Co.,
          Inc..........................    673,867
  47,000  Kao Corp.....................  1,031,727
   6,600  Mabuchi Motor Co. Ltd........    607,331

Number of
 Shares                                   US$ Value
---------                                -----------
          Common Stocks (Continued)
  79,000  Matsushita Electric Industrial
          Co. Ltd....................... $   778,883
      64  Millea Holdings, Inc..........     460,571
  79,000  Mitsubishi Corp...............     482,641
     146  Mitsubishi Tokyo Financial
          Group, Inc....................     793,545
   5,600  Nintendo Co. Ltd..............     523,334
   2,600  Nippon Television Network
          Corp..........................     387,798
      89  Nippon Unipac Holding.........     386,239
 157,000  Nippon Yusen Kabushiki
          Kaisha........................     529,199
 165,600  Nissan Motor Co. Ltd..........   1,292,202
  67,000  Nomura Holdings, Inc..........     753,164
   4,300  Nomura Research
          Institute.....................     404,744
     365  NTT DoCoMo, Inc...............     673,591
 205,000  Osaka Gas Co. Ltd.............     506,152
  26,300  Pioneer Corp..................     493,111
  11,700  Promise Co. Ltd...............     417,047
  15,000  Secom Co. Ltd.................     514,452
  17,200  Shin-Etsu Chemical Co.
          Ltd...........................     563,816
   6,100  SMC Corp......................     572,630
 137,000  Sumitomo Chemical Co.
          Ltd...........................     541,443
  38,500  Takeda Chemical Industries
          Ltd...........................   1,609,168
 165,000  Teijin Ltd....................     394,877
  32,000  Yamato Transport Co.
          Ltd...........................     417,966
                                         -----------
                                          23,307,740
                                         -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2002

Number of
 Shares                            US$ Value
---------                          ----------
          Common Stocks (Continued)
          Netherlands--5.0%
  60,416  ASML Holding NV*........ $  504,682
  30,394  DSM NV..................  1,383,662
  31,566  Euronext NV.............    686,045
   9,400  Gucci Group NV..........    862,661
  59,000  Royal Dutch Petroleum
          Co......................  2,597,386
                                   ----------
                                    6,034,436
                                   ----------
          Singapore--1.4%
 140,620  Keppel Corp.............    299,968
 107,000  Oversea-Chinese Banking
          Corp. Ltd...............    595,301
 582,000  SembCorp Industries Ltd.    263,402
  88,570  Singapore Airlines Ltd..    520,850
                                   ----------
                                    1,679,521
                                   ----------
          Spain--0.5%
  15,060  Banco Popular Espanol SA    615,897
                                   ----------
          Sweden--1.1%
  96,815  Svenska Handelbanken AB.  1,288,896
                                   ----------
          Switzerland--7.7%
  17,000  Lonza Group AG..........  1,032,762
  10,000  Nestle SA...............  2,119,042
  65,000  Novartis AG.............  2,371,628
  20,000  Roche Holding AG-
          Genusshein..............  1,393,650
  50,000  UBS AG-Registered.......  2,430,028
                                   ----------
                                    9,347,110
                                   ----------
          United Kingdom--28.3%
  25,770  AstraZeneca PLC.........    920,950
 249,095  BAE SYSTEMS PLC.........    497,228
 430,000  BP PLC..................  2,955,730
 164,448  Cadbury Schweppes PLC...  1,024,491

Number of
 Shares                             US$ Value
---------                          ------------
          Common Stocks (Continued)
  660,000 Centrica PLC............ $  1,816,806
  150,000 Diageo PLC..............    1,629,910
  165,902 GlaxoSmithKline PLC.....    3,183,438
  325,411 HSBC Holdings PLC.......    3,596,180
  414,080 Kingfisher PLC..........    1,483,143
1,375,376 Legal & General Group
          PLC.....................    2,125,500
  152,586 Lloyds TSB Group PLC....    1,095,514
   80,000 Man Group PLC...........    1,142,305
   70,000 Reckitt Benckiser PLC...    1,357,855
  180,000 Reed Elsevier PLC.......    1,545,879
   40,000 Rio Tinto PLC...........      797,811
  115,995 Royal Bank of Scotland
          Group PLC...............    2,778,503
  500,000 Tesco PLC...............    1,561,493
1,900,000 Vodafone Group PLC......    3,463,859
  160,000 WPP Group PLC...........    1,222,151
                                   ------------
                                     34,198,746
                                   ------------
          Total Common Stocks
          (Cost $125,634,881).....  119,566,636
                                   ------------
          Total Investments
          (Cost $125,634,881)(a)--
          98.9%...................  119,566,636
          Other assets less
          liabilities--1.1%.......    1,284,768
                                   ------------
          Net Assets--100.0%...... $120,851,404
                                   ------------

*  Non-income producing security
(a)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002 net unrealized depreciation was $10,479,502 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $2,231,698 and aggregate gross unrealized depreciation of $12,711,200.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification (Unaudited)

         December 31, 2002

                                                                % of
                                                               Total
                                                 US$ Value   Net Assets
                                                 ---------   ----------
        Advertising and Marketing Services..... $  1,222,151     1.0%
        Aerospace and Defense..................      497,228     0.4
        Agricultural Services..................      423,634     0.4
        Airlines...............................    1,231,747     1.0
        Aluminum, Steel and Other Metals.......      381,288     0.3
        Automotive.............................    2,895,406     2.4
        Banking and Finance....................   21,416,492    17.8
        Beverages, Food and Tobacco............    5,586,903     4.6
        Building and Building Products.........    3,488,004     2.9
        Business Equipment and Services........      514,452     0.4
        Chemicals..............................    6,378,419     5.3
        Communications, Media and Entertainment    4,143,546     3.4
        Computers--Software and Peripherals....    2,153,758     1.8
        Consumer Goods and Services............    2,102,760     1.7
        Diversified Operations.................      299,968     0.2
        Electronic Equipment and Components....    5,349,031     4.4
        Engineering............................      273,946     0.2
        Equipment Rentals......................      393,752     0.3
        Export Trading.........................      482,641     0.4
        Financial Services.....................    2,998,561     2.5
        Health Care Products and Services......      431,526     0.4
        Household and Personal Care Products...    2,389,582     2.0
        Insurance..............................    4,187,450     3.5
        Machinery and Engineering..............    1,320,103     1.1
        Manufacturing..........................    1,258,962     1.0
        Mining.................................    3,282,668     2.7
        Oil and Gas............................   12,672,800    10.5
        Pharmaceuticals........................    9,379,886     7.8
        Publishing.............................    1,545,879     1.3
        Real Estate Development................    1,616,843     1.3
        Retail--Apparel and Shoes..............    1,725,678     1.4
        Retail--Department Stores..............      588,519     0.5
        Retail--Food Stores....................    2,863,076     2.4
        Telecommunications.....................    9,195,550     7.6
        Transportation.........................    1,592,399     1.3
        Utilities--Gas and Electric............    3,282,028     2.7
                                                ------------   -----
        Total value of investments.............  119,566,636    98.9
        Other assets less liabilities..........    1,284,768     1.1
                                                ------------   -----
        Net Assets............................. $120,851,404   100.0%
                                                ------------   -----

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statement of Assets and Liabilities

         December 31, 2002

           Assets:
             Investments at market value,
              (Cost $125,634,881)..................... $ 119,566,636
             Foreign currency, at value
              (Cost $31,462)..........................        32,434
             Receivables:
              Investments sold........................     3,715,672
              Dividends...............................       392,980
              Capital stock sold......................        29,875
             Other assets.............................        15,531
                                                       -------------
              Total Assets............................   123,753,128
                                                       -------------
           Liabilities:
             Due to custodian.........................     2,110,811
             Payables:
              Capital stock purchased.................       346,300
              Investments purchased...................       206,074
              Services provided by The Bank of New
               York and Administrator.................       139,745
             Accrued expenses and other liabilities...        98,794
                                                       -------------
              Total Liabilities.......................     2,901,724
                                                       -------------
           Net Assets:................................ $ 120,851,404
                                                       -------------
           Sources of Net Assets:
             Capital stock @ par...................... $      16,392
             Capital surplus..........................   227,214,723
             Undistributed net investment loss........      (126,119)
             Accumulated net realized loss on
              investments.............................  (100,250,352)
             Net unrealized depreciation on
              investments and foreign currency
              denominated assets and liabilities......    (6,003,240)
                                                       -------------
           Net Assets................................. $ 120,851,404
                                                       -------------
           Institutional Shares:
             Net assets............................... $ 115,770,407
                                                       -------------
             Shares outstanding.......................    15,695,619
                                                       -------------
             Net asset value, offering price and
              repurchase price per share.............. $        7.38
                                                       -------------
           Investor Shares:
             Net assets............................... $   5,080,997
                                                       -------------
             Shares outstanding.......................       696,852
                                                       -------------
             Net asset value, offering price and
              repurchase price per share.............. $        7.29
                                                       -------------
           Institutional Shares authorized @ $.001 par
            value.....................................   200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................   200,000,000

         Statement of Operations

         For the year ended December 31, 2002

        Investment Income:
          Dividends (net of foreign withholding taxes
           of $333,878).................................. $  3,209,535
                                                          ------------
        Expenses:
          Advisory.......................................    1,304,098
          Administration.................................      306,847
          Custodian......................................      276,866
          Transfer agent.................................      134,464
          Accounting services............................       81,915
          Registration and filings.......................       29,851
          12b-1 fee--Investor Shares.....................       13,434
          Directors......................................       12,542
          Audit..........................................        9,723
          Legal..........................................        6,109
          Reports to shareholders........................        5,425
          Cash management................................        4,422
          Insurance......................................        3,179
          Amortization of organization cost..............          990
          Other..........................................       26,164
                                                          ------------
           Total Expenses................................    2,216,029
                                                          ------------
           Net Investment Income.........................      993,506
                                                          ------------
        Realized and Unrealized Gain
         (loss) on Investments:
          Net realized loss on:
           Investments...................................  (30,852,168)
           Foreign currency transactions.................   (1,613,108)
                                                          ------------
          Net realized loss on investments and foreign
           currency transactions.........................  (32,465,276)
                                                          ------------
          Increase (decrease) in unrealized depreciation
           on:
           Investments...................................   (1,718,134)
           Foreign currency denominated assets and
            liabilities..................................      195,065
                                                          ------------
          Net unrealized loss on investments and
           foreign currency denominated assets and
           liabilities during the year...................   (1,523,069)
                                                          ------------
          Net realized and unrealized loss on
           investments and foreign currency
           transactions during the year..................  (33,988,345)
                                                          ------------
          Net decrease in net assets resulting from
           operations.................................... $(32,994,839)
                                                          ------------

See notes to financial statements.

         BNY HAMILTON International Equity Fund

         Statements of Changes in Net Assets

                                                                                                 Year Ended December 31,
                                                                                              ----------------------------
                                                                                                   2002           2001
                                                                                              -------------  -------------
Operations:
  Net investment income...................................................................... $     993,506  $     416,842
  Net realized loss on investments and foreign currency transactions.........................   (32,465,276)   (63,011,195)
  Decrease in unrealized depreciation on investments and foreign currency denominated assets
   and liabilities during the year...........................................................    (1,523,069)    (4,251,837)
                                                                                              -------------  -------------
   Net decrease in net assets resulting from operations......................................   (32,994,839)   (66,846,190)
                                                                                              -------------  -------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares.....................................   391,762,414    280,980,255
                     Investor Shares.........................................................     9,464,888     34,358,261
  Value of capital stock repurchased: Institutional Shares...................................  (416,657,709)  (311,649,126)
                      Investor Shares........................................................    (8,489,979)   (34,806,905)
                                                                                              -------------  -------------
   Net decrease in net assets resulting from capital stock transactions......................   (23,920,386)   (31,117,515)
                                                                                              -------------  -------------
   Decrease in Net Assets....................................................................   (56,915,225)   (97,963,705)
Net Assets:
  Beginning of year..........................................................................   177,766,629    275,730,334
                                                                                              -------------  -------------
  End of year (includes undistributed net investment loss of $126,119 at December 31, 2002 and $825,922 at December 31, 2001)........................................................ $ 120,851,404  $ 177,766,629
                                                                                              -------------  -------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares..........................................................    45,248,624     29,475,743
         Investor Shares.....................................................................     1,169,503      3,576,527
  Shares repurchased: Institutional Shares...................................................   (47,997,232)   (32,475,312)
             Investor Shares.................................................................    (1,050,017)    (3,611,746)
                                                                                              -------------  -------------
   Net decrease..............................................................................    (2,629,122)    (3,034,788)
  Shares outstanding, beginning of year......................................................    19,021,593     22,056,381
                                                                                              -------------  -------------
  Shares outstanding, end of year............................................................    16,392,471     19,021,593
                                                                                              -------------  -------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Financial Highlights


                                                               Institutional Shares
                                            ----------------------------------------------------------
                                                              Year Ended December 31,
                                            ----------------------------------------------------------
                                               2002       2001        2000          1999        1998
                                            --------   --------   --------      --------      --------
PER SHARE DATA:
Net asset value at beginning of year....... $   9.35   $  12.50   $  17.70      $  12.90      $  10.69
                                            --------   --------   --------      --------      --------
Gain (loss) from investment operations
Net investment income......................     0.06       0.02         --/(1)/       --/(1)/     0.03
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions.............................    (2.03)     (3.17)     (4.23)         5.55          2.20
                                            --------   --------   --------      --------      --------
 Total from investment operations..........    (1.97)     (3.15)     (4.23)         5.55          2.23
                                            --------   --------   --------      --------      --------
Dividends and distributions
Dividends from net investment income.......       --         --      (0.01)        (0.03)        (0.02)
Distributions from capital gains...........       --         --      (0.96)        (0.72)           --
                                            --------   --------   --------      --------      --------
 Total dividends and distributions.........       --         --      (0.97)        (0.75)        (0.02)
                                            --------   --------   --------      --------      --------
Net asset value at end of year............. $   7.38   $   9.35   $  12.50      $  17.70      $  12.90
                                            --------   --------   --------      --------      --------
TOTAL RETURN:..............................   (21.07)%   (25.20)%   (23.99)%       43.45%        20.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).. $115,773   $172,417   $268,147      $273,597      $177,363
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................     1.44%      1.27%      1.22%         1.24%         1.27%
 Expenses, prior to waiver from The Bank of
   New York................................     1.44%      1.27%      1.22%         1.24%         1.32%
 Net investment income, net of waiver from
   The Bank of New York....................     0.66%      0.19%        --/(2)/     0.01%         0.54%
Portfolio turnover rate....................      307%       169%        86%           84%           75%

(1)Less than $0.01 per share.
(2)Less than 0.01%.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                                           Investor Shares
                                                           ----------------------------------------------
                                                                       Year Ended December 31,
                                                           ----------------------------------------------
                                                             2002      2001      2000      1999     1998
                                                           -------   -------   -------   -------   ------
PER SHARE DATA:
Net asset value at beginning of year...................... $  9.27   $ 12.38   $ 17.59   $ 12.84   $10.66
                                                           -------   -------   -------   -------   ------
Gain (loss) from investment operations
Net investment income (loss)..............................    0.03     (0.01)    (0.03)    (0.04)    0.03
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions...........................   (2.01)    (3.10)    (4.21)     5.51     2.17
                                                           -------   -------   -------   -------   ------
 Total from investment operations.........................   (1.98)    (3.11)    (4.24)     5.47     2.20
                                                           -------   -------   -------   -------   ------
Dividends and distributions
Dividends from net investment income......................      --        --     (0.01)       --    (0.02)
Distributions from capital gains..........................      --        --     (0.96)    (0.72)      --
                                                           -------   -------   -------   -------   ------
 Total dividends and distributions........................      --        --     (0.97)    (0.72)   (0.02)
                                                           -------   -------   -------   -------   ------
Net asset value at end of year............................ $  7.29   $  9.27   $ 12.38   $ 17.59   $12.84
                                                           -------   -------   -------   -------   ------
TOTAL RETURN:.............................................  (21.36)%  (25.12)%  (24.19)%   43.00%   20.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)................. $ 5,081   $ 5,350   $ 7,583   $12,010   $5,391
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New
   York...................................................    1.69%     1.52%     1.43%     1.52%    1.52%
 Expenses, prior to waiver from The Bank of New
   York...................................................    1.69%     1.52%     1.43%     1.55%    1.65%
 Net investment income (loss), net of waiver from The
   Bank of New York.......................................    0.37%    (0.09)%   (0.20)%   (0.27)%   0.32%
Portfolio turnover rate...................................     307%      169%       86%       84%      75%

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         December 31, 2002

Number of
 Shares                                Value
---------                             --------
          Common Stocks--95.7%
          Advertising and Marketing
          Services--0.2%
  1,250   Omnicom Group, Inc......... $ 80,750
  2,600   The Interpublic Group of
          Cos., Inc..................   36,608
    700   TMP Worldwide, Inc.*.......    7,917
                                      --------
                                       125,275
                                      --------
          Aerospace and Defense--1.6%
  1,400   General Dynamics Corp......  111,118
    700   Goodrich Corp..............   12,824
  3,100   Lockheed Martin Corp.......  179,025
  1,267   Northrop Grumman
          Corp.......................  122,899
  2,700   Raytheon Co................   83,025
  1,200   Rockwell Collins, Inc......   27,912
  5,700   The Boeing Co..............  188,043
  3,200   United Technologies
          Corp.......................  198,208
                                      --------
                                       923,054
                                      --------
          Agricultural--0.1%
  1,742   Monsanto Co................   33,534
                                      --------
          Airlines--0.2%
  1,000   AMR Corp.*.................    6,600
    750   Delta Air Lines, Inc.......    9,075
  5,225   Southwest Airlines Co......   72,628
                                      --------
                                        88,303
                                      --------
          Aluminum, Steel and Other
          Metals--0.3%
  5,656   Alcoa, Inc.................  128,843
    500   Allegheny Technologies,
          Inc........................    3,115

Number of
 Shares                              Value
---------                           --------
          Common Stocks (Continued)
    950   Freeport-McMoRan Copper
          & Gold, Inc., Class B*... $ 15,941
    500   Nucor Corp...............   20,650
    550   Phelps Dodge Corp.*......   17,408
    685   United States Steel Corp.    8,987
                                    --------
                                     194,944
                                    --------
          Automotive--0.9%
    650   AutoZone, Inc.*..........   45,923
    950   Dana Corp................   11,172
  3,700   Delphi Corp..............   29,785
 12,347   Ford Motor Co............  114,827
  3,800   General Motors Corp......  140,067
  2,100   Harley-Davidson, Inc.....   97,020
    650   Johnson Controls, Inc....   52,111
    350   Navistar International
          Corp.*...................    8,509
    775   PACCAR, Inc..............   35,751
    789   Visteon Corp.............    5,491
                                    --------
                                     540,656
                                    --------
          Banking and Finance--7.6%
  2,400   AmSouth Bancorp..........   46,080
 10,100   Bank of America Corp.....  702,656
  7,850   Bank One Corp............  286,917
  3,200   BB&T Corp................  118,368
  1,532   Charter One Financial,
          Inc......................   44,014
  1,200   Comerica, Inc............   51,888
  3,923   Fifth Third Bancorp......  229,692
    900   First Tennessee National
          Corp.....................   32,346
  7,105   FleetBoston Financial
          Corp.....................  172,652

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2002

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  1,100   Golden West Financial
          Corp..................... $   78,991
  1,555   Huntington Bancshares,
          Inc......................     29,094
 13,450   J.P. Morgan Chase & Co...    322,799
  2,850   KeyCorp..................     71,649
  1,450   Marshall & Ilsley Corp...     39,701
  2,850   Mellon Financial Corp....     74,414
  4,100   National City Corp.......    112,012
  1,100   North Fork Bancorp., Inc.     37,114
  1,500   Northern Trust Corp......     52,575
  1,500   Regions Financial Corp...     50,040
  2,350   SouthTrust Corp..........     58,398
  2,200   State Street Corp........     85,800
  1,950   SunTrust Banks, Inc......    110,994
  4,850   The Bank of New York Co.,
          Inc......................    116,206
 12,941   U.S. Bancorp.............    274,608
  1,375   Union Planters Corp......     38,693
  9,200   Wachovia Corp............    335,247
  6,450   Washington Mutual, Inc...    222,719
 11,450   Wells Fargo & Co.........    536,661
    650   Zions Bancorp............     25,577
                                    ----------
                                     4,357,905
                                    ----------
          Beverages, Food and
          Tobacco--5.4%
    250   Adolph Coors Co..........     15,313
  5,850   Anheuser-Busch Cos., Inc.    283,140
  4,333   Archer-Daniels-Midland
          Co.......................     53,729
    500   Brown-Forman Corp.,
          Class B..................     32,680
  2,700   Campbell Soup Co.........     63,369

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  3,050   Coca-Cola Enterprises,
          Inc...................... $   66,246
  3,600   ConAgra Foods, Inc.......     90,036
     60   Del Monte Foods Co.*.....        462
  2,550   General Mills, Inc.......    119,723
  2,400   H.J. Heinz Co............     78,888
    950   Hershey Foods Corp.......     64,068
  2,800   Kellogg Co...............     95,956
  8,500   McDonald's Corp..........    136,680
 11,675   PepsiCo, Inc.............    492,918
 14,050   Philip Morris Cos., Inc..    569,446
    600   R.J. Reynolds Tobacco
          Holdings, Inc............     25,266
    900   SUPER VALU, INC..........     14,859
 16,800   The Coca-Cola Co.........    736,175
  1,900   The Pepsi Bottling Group,
          Inc......................     48,830
  1,150   UST, Inc.................     38,445
  1,500   Wm. Wrigley Jr. Co.......     82,320
                                    ----------
                                     3,108,549
                                    ----------
          Biosciences--0.9%
  8,690   Amgen, Inc.*.............    420,075
  1,000   Biogen, Inc.*............     40,060
  1,250   Chiron Corp.*............     47,000
                                    ----------
                                       507,135
                                    ----------
          Building and Building
          Products--1.0%
    900   Ecolab, Inc..............     44,550
  1,602   Georgia-Pacific Group....     25,888
    700   Louisiana-Pacific Corp.*.      5,642
  3,300   Masco Corp...............     69,465
 15,700   The Home Depot, Inc......    376,172
  1,000   The Sherwin-Williams Co..     28,250

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2002

Number of
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
    700   Vulcan Materials Co......... $ 26,250
                                       --------
                                        576,217
                                       --------
          Business Equipment and Services--0.3%
  1,150   Convergys Corp.*............   17,423
    900   Lexmark International, Inc.*   54,450
  1,550   Pitney Bowes, Inc...........   50,623
  4,900   Xerox Corp.*................   39,445
                                       --------
                                        161,941
                                       --------
          Chemicals--1.4%
  1,500   Air Products and Chemicals,
          Inc.........................   64,125
    450   Ashland, Inc................   12,839
  6,700   duPont (E.I.) de Nemours
          & Co........................  284,079
    500   Eastman Chemical Co.........   18,385
    300   Great Lakes Chemical
          Corp........................    7,164
    700   Hercules, Inc.*.............    6,160
  1,200   PPG Industries, Inc.........   60,180
  1,150   Praxair, Inc................   66,436
  1,450   Rohm and Haas Co............   47,096
    500   Sigma-Aldrich Corp..........   24,350
  6,172   The Dow Chemical Co.........  183,308
                                       --------
                                        774,122
                                       --------
          Communications, Media and
          Entertainment--2.9%
 30,175   AOL Time Warner, Inc.*......  395,293
  4,100   Clear Channel
          Communications, Inc.*.......  152,889
 15,632   Comcast Corp.*..............  368,446
  1,850   Gannett Co., Inc............  132,830
    300   Meredith Corp...............   12,333

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  1,350   The McGraw-Hill Cos.,
          Inc...................... $   81,594
  1,500   Univision Communications,
          Inc.*....................     36,750
 11,970   Viacom, Inc., Class B*...    487,897
                                    ----------
                                     1,668,032
                                    ----------
          Computer Services--0.8%
  1,200   Computer Sciences
          Corp.*...................     41,340
  2,550   Compuware Corp.*.........     12,240
  2,100   eBay, Inc.*..............    142,422
  3,200   Electronic Data Systems
          Corp.....................     58,976
  1,450   Intuit, Inc.*............     68,034
  2,200   Network Appliance, Inc.*.     22,000
  1,900   SunGard Data Systems,
          Inc.*....................     44,764
  2,150   Unisys Corp.*............     21,285
  3,950   Yahoo!, Inc.*............     64,583
                                    ----------
                                       475,644
                                    ----------
          Computers--Micro--3.2%
  2,400   Apple Computer, Inc.*....     34,392
 17,550   Dell Computer Corp.*.....    469,287
  2,150   Gateway, Inc.*...........      6,751
 20,571   Hewlett-Packard Co.......    357,113
 11,450   International Business
          Machines Corp. (IBM).....    887,375
 21,000   Sun Microsystems, Inc.*..     65,310
                                    ----------
                                     1,820,228
                                    ----------
          Computers--Software and
          Peripherals--5.2%
  1,550   Adobe Systems, Inc.......     38,442

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2002

Number of
 Shares                              Value
---------                          ----------
          Common Stocks (Continued)
    750   Autodesk, Inc........... $   10,725
  1,550   BMC Software, Inc.*.....     26,521
 48,800   Cisco Systems, Inc.*....    639,279
  1,100   Citrix Systems, Inc.*...     13,552
  3,850   Computer Associates
          International, Inc......     51,975
  1,000   Electronic Arts, Inc.*..     49,770
 14,850   EMC Corp.*..............     91,178
    600   Mercury Interactive
          Corp.*..................     17,790
 36,200   Microsoft Corp.*........  1,871,539
    600   NCR Corp.*..............     14,244
    950   NVIDIA Corp.*...........     10,935
  1,700   Parametric Technology
          Corp.*..................      4,284
  2,100   PeopleSoft, Inc.*.......     38,430
  1,250   Rational Software Corp.*     12,988
  3,250   Siebel Systems, Inc.*...     24,310
  2,700   VERITAS Software
          Corp.*..................     42,174
  2,200   Xilinx, Inc.*...........     45,320
                                   ----------
                                    3,003,456
                                   ----------
          Conglomerates--2.9%
 67,300   General Electric Co.....  1,638,755
    950   Textron, Inc............     40,841
                                   ----------
                                    1,679,596
                                   ----------
          Consumer Goods and Services--0.8%
    350   American Greetings
          Corp.*..................      5,530
    750   Avery Dennison Corp.....     45,810
    550   Brunswick Corp..........     10,923
  7,000   Cendant Corp.*..........     73,360

Number of
 Shares                               Value
---------                            --------
          Common Stocks (Continued)
  1,950   Eastman Kodak Co.......... $ 68,328
  1,000   Fortune Brands, Inc.......   46,510
  1,150   Hasbro, Inc...............   13,283
  2,900   Mattel, Inc...............   55,535
  5,200   Sara Lee Corp.............  117,052
    300   Tupperware Corp...........    4,524
                                     --------
                                      440,855
                                     --------
          Containers and Packaging--0.1%
    350   Ball Corp.................   17,917
    400   Bemis Co., Inc............   19,852
  1,000   Pactiv Corp.*.............   21,860
    550   Sealed Air Corp.*.........   20,515
                                     --------
                                       80,144
                                     --------
          Data Processing Systems--0.8%
  4,050   Automatic Data Processing,
          Inc.......................  158,963
  5,100   First Data Corp...........  180,590
  1,250   Fiserv, Inc.*.............   42,438
  2,575   Paychex, Inc..............   71,843
                                     --------
                                      453,834
                                     --------
          Education--0.1%
  1,200   Apollo Group, Inc.*.......   52,800
                                     --------
          Electronic Equipment and
          Components--3.3%
  2,300   Advanced Micro Devices,
          Inc.*.....................   14,858
  3,133   Agilent Technologies,
          Inc.*.....................   56,268
  2,500   Altera Corp.*.............   30,825
  1,250   American Power Conversion
          Corp.*....................   18,938

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2002

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  2,450   Analog Devices, Inc.*..... $   58,481
 11,050   Applied Materials, Inc.*..    143,981
  1,950   Applied Micro Circuits
          Corp.*....................      7,196
    650   Cooper Industries, Ltd....     23,693
  2,850   Emerson Electric Co.......    144,922
 44,750   Intel Corp................    696,757
    575   International Game
          Technology*...............     43,654
  1,250   Jabil Circuit, Inc.*......     22,400
  1,250   KLA-Tencor Corp.*.........     44,213
  2,050   Linear Technology Corp....     52,726
  2,450   LSI Logic Corp.*..........     14,137
  2,200   Maxim Integrated Products,
          Inc.*.....................     72,687
  4,050   Micron Technology, Inc.*..     39,447
  1,250   Molex, Inc................     28,800
  1,200   National Semiconductor
          Corp.*....................     18,012
    950   Novellus Systems, Inc.*...     26,676
  1,050   PMC--Sierra, Inc.*........      5,838
    500   Power-One, Inc.*..........      2,835
    650   QLogic Corp.*.............     22,432
  1,200   Rockwell Automation,
          Inc.......................     24,852
  3,550   Sanmina-SCI Corp.*........     15,940
  5,500   Solectron Corp.*..........     19,525
  1,500   Symbol Technologies, Inc..     12,330
    550   Tektronix, Inc.*..........     10,005
  1,200   Teradyne, Inc.*...........     15,612
 11,650   Texas Instruments, Inc....    174,866
    300   Thomas & Betts Corp.*.....      5,070
                                     ----------
                                      1,867,976
                                     ----------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Financial Services--7.7%
    750   Ambac Financial Group,
          Inc....................... $   42,180
  8,850   American Express Co.......    312,847
  1,500   Capital One Financial
          Corp......................     44,580
 34,726   Citigroup, Inc............  1,222,007
  3,400   Concord EFS, Inc.*........     53,516
    900   Countrywide Credit
          Industries, Inc...........     46,485
    450   Deluxe Corp...............     18,945
    950   Equifax, Inc..............     21,983
  6,750   Fannie Mae................    434,227
  1,750   Franklin Resources, Inc...     59,640
  4,750   Freddie Mac...............    280,487
  1,250   H&R Block, Inc............     50,250
  3,200   Household International,
          Inc.......................     88,992
  1,950   John Hancock Financial
          Services, Inc.............     54,405
  1,650   Lehman Brothers Holdings,
          Inc.......................     87,929
  3,600   Marsh & McLennan Cos.,
          Inc.......................    166,356
    975   MBIA, Inc.................     42,764
  8,625   MBNA Corp.................    164,048
  5,900   Merrill Lynch & Co., Inc..    223,905
    650   MGIC Investment Corp......     26,845
  1,000   Moody's Corp..............     41,290
  7,350   Morgan Stanley............    293,411
  1,950   PNC Financial Services
          Group.....................     81,705
  1,900   Providian Financial Corp.*     12,331

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2002

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
  1,050   SLM Corp................... $  109,053
  1,450   Stilwell Financial, Inc.*..     18,952
  1,950   Synovus Financial Corp.....     37,830
    800   T. Rowe Price Group,
          Inc........................     21,824
    700   The Bear Stearns Cos.,
          Inc........................     41,580
  9,000   The Charles Schwab
          Corp.......................     97,650
  3,300   The Goldman Sachs Group,
          Inc........................    224,730
                                      ----------
                                       4,422,747
                                      ----------
          Forest and Paper Products--0.4%
    350   Boise Cascade Corp.........      8,827
  3,285   International Paper Co.....    114,876
  1,291   MeadWestvaco Corp..........     31,901
    400   Temple-Inland, Inc.........     17,924
  1,450   Weyerhaeuser Co............     71,355
                                      ----------
                                         244,883
                                      ----------
          Health and Medical Facilities--0.1%
    700   Quest Diagnostics, Inc.*...     39,830
                                      ----------
          Health Care Products and Services--6.6%
 10,550   Abbott Laboratories........    422,000
    900   Allergan, Inc..............     51,858
  1,000   Anthem, Inc.*..............     62,900
  1,400   Applera Corp.--Applied
          Biosystems Group...........     24,556
    400   Bausch & Lomb, Inc.........     14,400
  4,000   Baxter International, Inc..    112,000
  1,700   Becton, Dickinson & Co.....     52,173
  1,762   Biomet, Inc................     50,499
  2,800   Boston Scientific Corp.*...    119,056

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
    400   C. R. Bard, Inc........... $   23,200
  2,975   Cardinal Health, Inc......    176,090
  1,400   Genzyme Corp.*............     41,398
  2,100   Guidant Corp.*............     64,785
  3,450   HCA, Inc..................    143,175
  1,550   Health Management
          Associates, Inc...........     27,745
  2,650   HEALTHSOUTH Corp.*........     11,130
  1,050   Humana, Inc.*.............     10,500
  1,900   IMS Health, Inc...........     30,400
 20,092   Johnson & Johnson.........  1,079,140
    600   Manor Care, Inc.*.........     11,166
  1,950   McKesson Corp.............     52,709
  8,300   Medtronic, Inc............    378,480
    750   Quintiles Transnational
          Corp.*....................      9,075
  1,200   St. Jude Medical, Inc.*...     47,664
  1,400   Stryker Corp..............     93,968
  3,250   Tenet Healthcare Corp.*...     53,300
  2,050   UnitedHealth Group, Inc...    171,175
  1,000   WellPoint Health Networks,
          Inc.*.....................     71,160
  8,950   Wyeth.....................    334,730
  1,340   Zimmer Holdings, Inc.*....     55,637
                                     ----------
                                      3,796,069
                                     ----------
          Homebuilders--0.1%
    450   Centex Corp...............     22,590
    300   KB HOME...................     12,855
    450   Pulte Homes, Inc..........     21,542
                                     ----------
                                         56,987
                                     ----------
          Hotels and Gaming--0.3%
    750   Harrah's Entertainment,
          Inc.*.....................     29,700

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2002

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  2,450   Hilton Hotels Corp.......... $   31,140
  1,650   Marriott International, Inc.     54,235
  1,300   Starwood Hotels & Resorts
          Worldwide, Inc..............     30,862
                                       ----------
                                          145,937
                                       ----------
          Household and Personal Care
          Products--2.8%
    450   Alberto-Culver Co.,
          Class B.....................     22,680
  1,650   Avon Products, Inc..........     88,886
  3,650   Colgate-Palmolive Co........    191,370
    650   International Flavors &
          Fragrances, Inc.............     22,815
  3,450   Kimberly-Clark Corp.........    163,772
  1,250   Leggett & Platt, Inc........     28,050
    500   Maytag Corp.................     14,250
  1,500   The Clorox Co...............     61,875
  7,150   The Gillette Co.............    217,074
  8,850   The Procter & Gamble
          Co..........................    760,568
    500   Whirlpool Corp..............     26,110
                                       ----------
                                        1,597,450
                                       ----------
          Human Resources--0.0%
  1,100   Robert Half International,
          Inc.*.......................     17,721
                                       ----------
          Insurance--4.3%
  1,750   ACE Ltd.....................     51,345
  1,000   Aetna, Inc..................     41,120
  3,450   AFLAC, Inc..................    103,914
 17,700   American International
          Group, Inc..................  1,023,944
  2,050   Aon Corp....................     38,725

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
    950   CIGNA Corp................. $   39,064
  1,050   Cincinnati Financial Corp..     39,428
    975   Jefferson-Pilot Corp.......     37,157
  1,150   Lincoln National Corp......     36,317
  1,250   Loews Corp.................     55,575
  4,700   MetLife, Inc...............    127,088
  2,300   Principal Financial Group,
          Inc........................     69,299
  3,800   Prudential Financial, Inc..    120,612
    900   SAFECO Corp................     31,203
  4,800   The Allstate Corp..........    177,551
  1,200   The Chubb Corp.............     62,640
  1,700   The Hartford Financial
          Services Group, Inc........     77,231
  1,500   The Progressive Corp.......     74,445
  1,550   The St. Paul Cos., Inc.....     52,778
    800   Torchmark Corp.............     29,224
  6,758   Travelers Property Casualty
          Corp., Class B*............     99,005
  1,550   UnumProvident Corp.........     27,187
    950   XL Capital Ltd.............     73,388
                                      ----------
                                       2,488,240
                                      ----------
          Machinery and Engineering--0.5%
  2,350   Caterpillar, Inc...........    107,441
    250   Cummins, Inc...............      7,033
  1,650   Deere & Co.................     75,653
    500   Eaton Corp.................     39,055
    500   Fluor Corp.................     14,000
  1,150   Ingersoll-Rand Co..........     49,519
                                      ----------
                                         292,701
                                      ----------
          Manufacturing--2.1%
  2,650   3M Co......................    326,744

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2002

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
    500   American Standard Cos.,
          Inc.*.................... $   35,570
  1,200   Cintas Corp..............     54,900
    400   Crane Co.................      7,972
  1,100   Danaher Corp.............     72,270
  1,400   Dover Corp...............     40,824
  5,550   Honeywell International,
          Inc......................    133,200
  2,100   Illinois Tool Works, Inc.    136,206
    650   ITT Industries, Inc......     39,449
  1,850   Newell Rubbermaid, Inc...     56,111
    750   Pall Corp................     12,510
    850   Parker-Hannifin Corp.....     39,211
 13,460   Tyco International Ltd...    229,896
    800   Waters Corp.*............     17,424
    500   Worthington Industries,
          Inc......................      7,620
                                    ----------
                                     1,209,907
                                    ----------
          Mining--0.1%
  2,750   Newmont Mining Corp......     79,833
                                    ----------
          Networking Products--0.7%
  2,850   CIENA Corp.*.............     14,649
  2,400   Novell, Inc.*............      8,016
 36,150   Oracle Corp.*............    390,420
                                    ----------
                                       413,085
                                    ----------
          Oil and Gas--5.9%
    650   Amerada Hess Corp........     35,783
  1,663   Anadarko Petroleum
          Corp.....................     79,658
    985   Apache Corp..............     56,135
  2,250   Baker Hughes, Inc........     72,428
  1,100   BJ Services Co.*.........     35,541

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  1,400   Burlington Resources, Inc. $   59,710
  7,208   ChevronTexaco Corp........    479,187
  4,606   ConocoPhillips............    222,883
  1,100   Devon Energy Corp.........     50,490
  2,500   Dynegy, Inc.*.............      2,950
  3,980   El Paso Corp..............     27,701
    800   Engelhard Corp............     17,880
    750   EOG Resources, Inc........     29,940
 45,550   Exxon Mobil Corp..........  1,591,516
  2,900   Halliburton Co............     54,259
    700   Kerr-McGee Corp...........     31,010
  2,100   Marathon Oil Corp.........     44,709
    400   McDermott International,
          Inc.*.....................      1,752
    950   Nabors Industries, Ltd.*..     33,507
    300   NICOR, Inc................     10,209
    950   Noble Corp.*..............     33,393
  2,550   Occidental Petroleum
          Corp......................     72,548
    250   Peoples Energy Corp.......      9,663
    650   Rowan Cos., Inc.*.........     14,755
  3,900   Schlumberger Ltd..........    164,150
  1,400   Sempra Energy.............     33,110
    500   Sunoco, Inc...............     16,590
  3,400   The Williams Cos., Inc....      9,180
  2,150   Transocean Sedco Forex,
          Inc.......................     49,880
  1,750   Unocal Corp...............     53,515
                                     ----------
                                      3,394,032
                                     ----------
          Pharmaceuticals--6.6%
    750   AmerisourceBergen Corp....     40,733
 13,050   Bristol-Myers Squibb Co...    302,108
  7,650   Eli Lilly & Co............    485,775

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2002

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  1,300   Forest Laboratories, Inc.* $  127,686
  1,566   King Pharmaceuticals,
          Inc.*.....................     26,920
  1,685   MedImmune, Inc.*..........     45,781
 15,250   Merck & Co., Inc..........    863,302
 41,625   Pfizer, Inc...............  1,272,475
  8,800   Pharmacia Corp............    367,840
  9,850   Schering-Plough Corp......    218,670
    700   Watson Pharmaceuticals,
          Inc.*.....................     19,789
                                     ----------
                                      3,771,079
                                     ----------
          Publishing--0.4%
    550   Dow Jones & Co., Inc......     23,777
    550   Knight-Ridder, Inc........     34,788
    750   R. R. Donnelley & Sons
          Co........................     16,328
  1,000   The New York Times Co.....     45,729
  2,075   Tribune Co................     94,329
                                     ----------
                                        214,951
                                     ----------
          Real Estate Investment
          Trusts--0.3%
  2,750   Equity Office Properties
          Trust.....................     68,695
  1,800   Equity Residential........     44,244
  1,200   Plum Creek Timber Co.,
          Inc.......................     28,320
  1,235   Simon Property Group,
          Inc.......................     42,076
                                     ----------
                                        183,335
                                     ----------

Number of
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
          Resorts and Entertainment--0.4%
 13,750   The Walt Disney Co.......... $224,263
                                       --------
          Retail--Apparel and Shoes--0.6%
    900   Jones Apparel Group,
          Inc.*.......................   31,896
  3,450   Limited Brands..............   48,059
    700   Liz Claiborne, Inc..........   20,755
  1,850   NIKE, Inc., Class B.........   82,270
    900   Nordstrom, Inc..............   17,073
    350   Reebok International
          Ltd.*.......................   10,290
  5,900   The GAP, Inc................   91,567
    750   V.F. Corp...................   27,038
                                       --------
                                        328,948
                                       --------
          Retail--Department Stores--0.5%
    500   Dillard's, Inc..............    7,930
  1,300   Federated Department Stores,
          Inc.*.......................   37,388
  1,750   J. C. Penney Co., Inc.
          (Holding Co.)...............   40,268
  2,250   Kohl's Corp.*...............  125,887
  2,150   Sears, Roebuck & Co.........   51,493
  1,950   The May Department Stores
          Co..........................   44,811
                                       --------
                                        307,777
                                       --------
          Retail--Discount Stores--3.3%
    750   Big Lots, Inc.*.............    9,923
  3,100   Costco Wholesale Corp.*.....   86,986
  2,212   Dollar General Corp.........   26,433
  1,200   Family Dollar Stores, Inc...   37,452
  6,100   Target Corp.................  183,000
  3,500   The TJX Cos., Inc...........   68,320

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2002

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
 29,850   Wal-Mart Stores, Inc....... $1,507,723
                                      ----------
                                       1,919,837
                                      ----------
          Retail--Food Stores--0.4%
  2,500   Albertson's, Inc...........     55,650
  3,000   Safeway, Inc.*.............     70,080
  5,200   The Kroger Co.*............     80,340
    950   Winn-Dixie Stores, Inc.....     14,516
                                      ----------
                                         220,586
                                      ----------
          Retail--Restaurants--0.3%
  1,150   Darden Restaurants, Inc....     23,518
  2,600   Starbucks Corp.*...........     52,987
    750   Wendy's International,
          Inc........................     20,303
  1,950   Yum! Brands, Inc.*.........     47,229
                                      ----------
                                         144,037
                                      ----------
          Retail--Specialty Stores--1.3%
  1,950   Bed Bath & Beyond, Inc.*...     67,334
  2,150   Best Buy Co., Inc.*........     51,923
  1,400   Circuit City Stores-Circuit
          City Group.................     10,388
  2,650   CVS Corp...................     66,171
  5,250   Lowe's Cos., Inc...........    196,874
  2,000   Office Depot, Inc.*........     29,520
  1,100   RadioShack Corp............     20,614
  3,100   Staples, Inc.*.............     56,730
    950   Tiffany & Co...............     22,715
  1,400   Toys "R" Us, Inc.*.........     14,000
  6,950   Walgreen Co................    202,870
                                      ----------
                                         739,139
                                      ----------

Number of
 Shares                             Value
---------                          --------
          Common Stocks (Continued)
          Retail and Wholesale
          Distribution--0.4%
  1,200   Genuine Parts Co........ $ 36,960
  4,400   SYSCO Corp..............  131,076
    650   W.W. Grainger, Inc......   33,508
                                   --------
                                    201,544
                                   --------
          Telecommunications--4.9%
  5,300   ADC Telecommunications,
          Inc.*...................   11,077
  2,150   ALLTEL Corp.............  109,650
    650   Andrew Corp.*...........    6,682
  5,189   AT&T Corp...............  135,485
 18,249   AT&T Wireless Services,
          Inc.*...................  103,107
  2,387   Avaya, Inc.*............    5,848
 12,600   BellSouth Corp..........  325,961
  1,850   Broadcom Corp.*.........   27,861
    950   CenturyTel, Inc.........   27,911
  1,900   Citizens Communications
          Co.*....................   20,045
  1,200   Comverse Technology,
          Inc.*...................   12,024
  7,750   Corning, Inc.*..........   25,653
  9,550   JDS Uniphase Corp.*.....   23,589
 23,200   Lucent Technologies,
          Inc.*...................   29,232
 15,550   Motorola, Inc...........  134,508
  6,500   Nextel Communications,
          Inc.*...................   75,075
  5,350   QUALCOMM, Inc.*.........  194,686
 11,409   Qwest Communications
          International, Inc.*....   57,045

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2002

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
 22,400   SBC Communications,
          Inc......................... $  607,263
  1,000   Scientific-Atlanta, Inc.....     11,860
  6,000   Sprint Corp.................     86,880
  6,700   Sprint Corp. (PCS
          Group)*.....................     29,346
  2,700   Tellabs, Inc.*..............     19,629
 18,466   Verizon Communications,
          Inc.........................    715,557
                                       ----------
                                        2,795,974
                                       ----------
          Tire and Rubber--0.0%
    450   Cooper Tire & Rubber
          Co..........................      6,903
  1,100   The Goodyear Tire &
          Rubber Co...................      7,491
                                       ----------
                                           14,394
                                       ----------
          Tools and Instruments--0.2%
    300   Millipore Corp.*............     10,200
    850   PerkinElmer, Inc............      7,013
    400   Snap-on, Inc................     11,244
    600   The Black & Decker
          Corp........................     25,734
    550   The Stanley Works...........     19,019
  1,050   Thermo Electron Corp.*......     21,126
                                       ----------
                                           94,336
                                       ----------
          Transportation--1.5%
  2,500   Burlington Northern Santa Fe
          Corp........................     65,025
  1,450   CSX Corp....................     41,050
  2,000   FedEx Corp..................    108,440
  2,600   Norfolk Southern Corp.......     51,974
    350   Ryder System, Inc...........      7,854

Number of
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
  1,700   Union Pacific Corp.......... $101,779
  7,600   United Parcel Service, Inc.,
          Class B.....................  479,408
                                       --------
                                        855,530
                                       --------
          Travel Services--0.2%
  4,000   Carnival Corp...............   99,800
    880   Sabre Holdings Corp.*.......   15,937
                                       --------
                                        115,737
                                       --------
          Utilities--Gas and Electric--2.6%
    800   Allegheny Energy, Inc.......    6,048
  1,050   Ameren Corp.................   43,649
  2,230   American Electric Power Co.,
          Inc.........................   60,946
  2,550   Calpine Corp.*..............    8,313
  2,050   CenterPoint Energy, Inc.....   17,425
  1,150   Cinergy Corp................   38,778
    900   CMS Energy Corp.............    8,496
  1,450   Consolidated Edison, Inc....   62,089
  1,150   Constellation Energy Group,
          Inc.........................   31,993
  2,100   Dominion Resources, Inc.....  115,289
  1,150   DTE Energy Co...............   53,360
  5,950   Duke Energy Corp............  116,262
  2,150   Edison International*.......   25,478
  1,500   Entergy Corp................   68,385
  2,181   Exelon Corp.................  115,091
  2,048   FirstEnergy Corp............   67,523
  1,300   FPL Group, Inc..............   78,169
    950   KeySpan Corp................   33,478
    800   Kinder Morgan, Inc..........   33,816
  2,646   Mirant Corp.*...............    5,001
  1,607   NiSource, Inc...............   32,140

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2002

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
  2,700   PG&E Corp.*................. $    37,530
    650   Pinnacle West Capital
          Corp........................      22,159
  1,100   PPL Corp....................      38,148
  1,591   Progress Energy, Inc........      68,970
    150   Progress Energy, Inc.*(a)...          68
  1,500   Public Service Enterprise
          Group, Inc..................      48,150
  1,100   TECO Energy, Inc............      17,017
  3,600   The AES Corp.*..............      10,872
  4,850   The Southern Co.............     137,691
  2,150   TXU Corp....................      40,162
  2,627   Xcel Energy, Inc............      28,897
                                       -----------
                                         1,471,393
                                       -----------
          Waste Management--0.2%
  1,250   Allied Waste Industries,
          Inc.*.......................      12,500
  4,050   Waste Management, Inc.......      92,826
                                       -----------
                                           105,326
                                       -----------
          Total Common Stocks
          (Cost $65,318,194)..........  54,841,808
                                       -----------
          Exchange Traded Funds--0.9%
  5,962   Standard & Poor's Depositary
          Receipts Trust Series I
          (Cost $550,301).............     526,027
                                       -----------

Principal
 Amount                                      Value
----------                                -----------
           United States
           Government Agencies &
           Obligations--0.3%
           United States Treasury Bill--0.3%
$  185,000 1.11 %, 1/16/03+
           (Cost $184,914)............... $   184,920
                                          -----------
Number of
 Shares
----------
           Money Market Fund--3.1%
 1,755,616 ACM Institutional Reserves
           (Prime Portfolio), 1.30%(b)
           (Cost $1,755,616).............   1,755,616
                                          -----------
           Total Investments
           (Cost $67,809,025)(c)--
           100.0%........................  57,308,371
           Liabilities in excess of other
           assets--0.0%..................     (11,776)
                                          -----------
           Net Assets--100.0%............ $57,296,595
                                          -----------

*  Non-income producing security.
(a)Contingent Value Obligation.
(b)Represents annualized 7 day yield at December 31, 2002.
(c)The cost stated also approximates the aggregate cost for Federal income tax purposes. At December 31, 2002, net unrealized depreciation was $12,162,950 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $686,790 and aggregate gross unrealized depreciation of $12,849,740.
+ Coupon rate represents discounted rate at time of purchase for United States Treasury Bills.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statement of Assets and Liabilities

         December 31, 2002

           Assets:
             Investments at market value,
              (Cost $67,809,025)...................... $ 57,308,371
             Receivables:
              Dividends...............................       93,334
              Due from Advisor........................       14,858
              Investments sold........................        7,696
              Capital stock sold......................        3,142
              Variation Margin........................        3,080
             Other assets.............................       15,760
                                                       ------------
              Total Assets............................   57,446,241
                                                       ------------
           Liabilities:
             Payables:
              Investments purchased...................       57,031
              Services provided by The Bank of New
               York and Administrator.................       37,992
              Capital stock repurchased...............       26,190
             Accrued expenses and other liabilities...       28,433
                                                       ------------
              Total Liabilities.......................      149,646
                                                       ------------
           Net Assets:................................ $ 57,296,595
                                                       ------------
           Sources of Net Assets:
             Capital stock @ par...................... $      9,542
             Capital surplus..........................   71,892,229
             Undistributed net investment income......       11,131
             Accumulated net realized loss on
              investments and futures.................   (4,079,286)
             Net unrealized depreciation on
              investments and futures.................  (10,537,021)
                                                       ------------
           Net Assets................................. $ 57,296,595
                                                       ------------
           Institutional Shares:
             Net assets............................... $ 57,266,155
                                                       ------------
             Shares outstanding.......................    9,536,965
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       6.00
                                                       ------------
           Investor Shares:
             Net assets............................... $     30,440
                                                       ------------
             Shares outstanding.......................        5,070
                                                       ------------
             Net asset value, offering price and
              repurchase price per share.............. $       6.00
                                                       ------------
           Institutional Shares authorized @ $.001 par
            value.....................................  200,000,000
           Investor Shares authorized @ $.001 par
            value.....................................  200,000,000

         Statement of Operations

         For the year ended December 31, 2002

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $1,494)................................. $    699,148
            Interest....................................       22,968
                                                         ------------
             Total Income...............................      722,116
                                                         ------------
          Expenses:
            Advisory....................................      106,616
            Administration..............................       85,293
            Custodian...................................       70,254
            Accounting services.........................       60,033
            Transfer agent..............................       27,271
            Registration and filings....................       26,962
            Directors...................................       12,493
            Audit.......................................        8,557
            Legal.......................................        1,893
            Cash management.............................          748
            Other.......................................       27,592
                                                         ------------
             Total Expenses.............................      427,712
            Fees waived by The Bank of New York
             (Note 3)...................................     (278,717)
                                                         ------------
             Net Expenses...............................      148,995
                                                         ------------
             Net Investment Income......................      573,121
                                                         ------------
          Realized and Unrealized Loss on
           Investments:
            Net realized loss on:
             Investments................................   (1,700,735)
             Futures....................................     (335,385)
                                                         ------------
            Net realized loss on investments and
             futures....................................   (2,036,120)
                                                         ------------
            Decrease in unrealized depreciation on:
             Investments................................   (8,277,422)
             Futures....................................      (39,067)
                                                         ------------
            Net unrealized loss on investments and
             futures during the year....................   (8,316,489)
                                                         ------------
            Net realized and unrealized loss on
             investments and futures....................  (10,352,609)
                                                         ------------
            Net decrease in net assets resulting from
             operations................................. $ (9,779,488)
                                                         ------------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statements of Changes in Net Assets

                                                                                          Year Ended           Year Ended
                                                                                       December 31, 2002    December 31, 2001
                                                                                       -----------------    -----------------
Operations:
  Net investment income...............................................................   $    573,121         $    240,228
  Net realized loss on investments and futures........................................     (2,036,120)          (1,964,524)
  Decrease in unrealized depreciation on investments and futures during the
   year...............................................................................     (8,316,489)            (471,140)
                                                                                         ------------         ------------
   Net decrease in net assets resulting from operations...............................     (9,779,488)          (2,195,436)
                                                                                         ------------         ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Institutional Shares..........................       (567,682)            (232,305)
                         Investor Shares..............................................           (169)                  --
  Distributions from capital gains: Institutional Shares..............................             --              (62,348)
                                                                                         ------------         ------------
                                                                                             (567,851)            (294,653)
                                                                                         ------------         ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares..............................     49,943,035           23,252,819
                     Investor Shares..................................................         44,996                   --
  Proceeds from shares issued on reinvestment of dividends and distributions:
   Institutional Shares...............................................................        446,540              272,297
   Investor Shares....................................................................            169                   --
  Value of capital stock repurchased: Institutional Shares............................    (10,155,387)         (11,373,699)
                      Investor Shares.................................................        (15,000)                  --
                                                                                         ------------         ------------
   Net increase in net assets resulting from capital stock transactions...............     40,264,353           12,151,417
                                                                                         ------------         ------------
     Increase in Net Assets...........................................................     29,917,014            9,661,328
Net Assets:
  Beginning of year...................................................................     27,379,581           17,718,253
                                                                                         ------------         ------------
  End of year (includes undistributed net investment income of $11,131 at
   December 31, 2002 and $8,676 at December 31, 2001).................................   $ 57,296,595         $ 27,379,581
                                                                                         ------------         ------------
Changes in Capital Stock Outstanding:
  Shares sold: Institutional Shares...................................................      7,559,460            2,852,286
         Investor Shares..............................................................          7,426                   --
  Shares issued on reinvestment of dividends and distributions:
   Institutional Shares...............................................................         70,259               34,906
   Investor Shares....................................................................             29                   --
  Shares repurchased: Institutional Shares............................................     (1,590,378)          (1,343,419)
             Investor Shares..........................................................         (2,385)                  --
                                                                                         ------------         ------------
   Net increase.......................................................................      6,044,411            1,543,773
  Shares outstanding, beginning of year...............................................      3,497,624            1,953,851
                                                                                         ------------         ------------
  Shares outstanding, end of year.....................................................      9,542,035            3,497,624
                                                                                         ------------         ------------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Financial Highlights

                                                                   Institutional Shares
                                                           ---------------------------------
                                                               Year Ended       For the period
                                                              December 31,      April 28, 2000*
                                                           -----------------        through
                                                             2002      2001    December 31, 2000
                                                           -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period.................... $  7.83   $  9.07        $ 10.00
                                                           -------   -------        -------
Gain (loss) from investment operations
Net investment income.....................................    0.09      0.09           0.07
Net realized and unrealized loss on investments...........   (1.84)    (1.21)         (0.94)
                                                           -------   -------        -------
 Total from investment operations.........................   (1.75)    (1.12)         (0.87)
                                                           -------   -------        -------
Dividends and distributions
Dividends from net investment income......................   (0.08)    (0.09)         (0.06)
Distributions from capital gains..........................      --     (0.03)            --
                                                           -------   -------        -------
 Total dividends and distributions........................   (0.08)    (0.12)         (0.06)
                                                           -------   -------        -------
Net asset value at end of year............................ $  6.00   $  7.83        $  9.07
                                                           -------   -------        -------
TOTAL RETURN:.............................................  (22.43)%  (12.44)%        (8.72)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)................. $57,266   $27,380        $17,718
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York........    0.35%     0.35%          0.35%***
 Expenses, prior to waiver from The Bank of New York......    0.96%     1.59%          1.91%***
 Net investment income, net of waiver from The Bank of New
   York...................................................    1.34%     1.09%          1.00%***
Portfolio turnover rate...................................      32%       94%            33%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                                 Investor Shares
                                                                 ---------------
                                                                 For the period
                                                                 July 25, 2002*
                                                                     through
                                                                December 31, 2002
                                                                -----------------
PER SHARE DATA:
Net asset value at beginning of period.........................      $ 5.76
                                                                     ------
Gain (loss) from investment operations
Net investment income..........................................        0.04
Net realized and unrealized gains on investments...............        0.24
                                                                     ------
 Total from investment operations..............................        0.28
                                                                     ------
Dividends and distributions
Dividends from net investment income...........................       (0.04)
Distributions from capital gains...............................          --
                                                                     ------
 Total dividends and distributions.............................       (0.04)
                                                                     ------
Net asset value at end of year.................................      $ 6.00
                                                                     ------
TOTAL RETURN:..................................................        4.82%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................      $   30
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............        0.60%***
 Expenses, prior to waiver from The Bank of New York...........        1.14%***
 Net investment income, net of waiver from The Bank of New York        1.34%***
Portfolio turnover rate........................................          32%

*  Commencement of investment operations.
** Not annualized.
***Annualized.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of nineteen separate series. The seven series presented in these financial statements consist of the BNY Hamilton Equity Funds and include the BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund") and BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All the Funds (except the Multi-Cap Equity Fund) consist of two classes of shares:
Institutional Shares and Investor Shares. The Multi-Cap Equity Fund has one class of shares: Investor Shares.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

2. SIGNIFICANT ACCOUNTING POLICIES

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Unlisted securities traded only on the over-the-counter market are valued at the average of the quoted bid and the asked prices on the over-the-counter market.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, take into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less in all Funds are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Currency Translation

  Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rate on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

  Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is created as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Large Cap Growth Fund and the Equity Income Fund declare and pay dividends monthly. The Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Small Cap Growth Fund, Multi-Cap Equity Fund, and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income is accrued daily.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

(I) Organization Costs

  Costs incurred in connection with the organization and initial registration of the Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund were being amortized evenly over the period of benefit not to exceed 60 months from the date upon which those Funds commenced investment operations. Organization costs for all funds were fully amortized on March 31, 2002.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:


                                               % of Average
                                             Daily Net Assets
                                             ----------------
                   Large Cap Growth Fund....       .60%
                   Large Cap Value Fund.....       .60%
                   Small Cap Growth Fund....       .75%
                   Multi-Cap Equity Fund....       .75%
                   Equity Income Fund.......       .60%
                   International Equity Fund      .425%
                   S&P 500 Index Fund.......       .25%

  The International Equity Fund is also sub-advised by Credit Agricole Asset Management (formerly known as IndoCam International Investment Services). The Fund accrues daily an additional fee to the Sub-Advisor, payable monthly at the rate of .425% of average daily net assets of the International Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator had delegated certain administrative functions to The Bank of New York. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator's fee is accrued daily and is payable monthly computed utilizing the following annual rates:

                                               % of Average
                                             Daily Net Assets
                                             ----------------
                   Large Cap Growth Fund....       .20%
                   Large Cap Value Fund.....       .20%
                   Small Cap Growth Fund....       .20%
                   Multi-Cap Equity Fund....       .20%
                   Equity Income Fund.......       .20%
                   International Equity Fund       .20%
                   S&P 500 Index Fund.......       .20%

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2002 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2002, the Small Cap Growth Fund, Multi-Cap Equity Fund, Equity Income Fund, International Equity Fund, and the S&P 500 Index Fund did not earn any such monies.

  The Bank of New York voluntarily agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                      Institutional Investor
                         Shares      Shares
                      ------------- --------
Large Cap Value Fund.      .80%       1.05%
Multi-Cap Equity Fund       --        1.25%
S&P 500 Index Fund...      .35%        .60%

  The Large Cap Growth Fund, Small Cap Growth Fund, Equity Income Fund and International Equity Fund did not have any expense waivers for the year ended December 31, 2002.

  Management reserves the right to implement or discontinue expense limitations at any time.

  The Company has adopted a distribution plan (the "12b-1 Plans") with respect to each Fund. Under the 12b-1 Plans, the Funds will pay the Distributor for distribution expenses incurred in connection with sales of shares as outlined in the following chart:

                                      Date of
                                   Implementation
Name of Fund               Class   of 12b-1 Plan
------------               -----   ---------------
Large Cap Growth Fund.... Investor   May 1, 1997
Large Cap Value Fund..... Investor  May 31, 2002
Small Cap Growth Fund.... Investor   May 1, 1997
Multi-Cap Equity Fund.... Investor October 7, 2002
Equity Income Fund....... Investor  April 1, 1997
International Equity Fund Investor   May 1, 1997
S&P 500 Index Fund....... Investor  July 25, 2002

  Payments for distribution expenses may not exceed .25% of the average daily net assets of each class noted in the chart above.

4. Portfolio Securities

  For the year ended December 31, 2002, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                      Large Cap Growth Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   62,807,188   75,887,187
                      Large Cap Value Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   37,634,351    3,246,247
                      Small Cap Growth Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........  118,331,389  102,470,388
                      Multi-Cap Equity Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........    4,230,482    5,238,248
                       Equity Income Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........  115,665,023  115,892,697
                          International
                           Equity Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........  458,944,762  488,813,462
                       S&P 500 Index Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   52,971,667   13,581,782

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2002 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                          Capital Loss
                          Carryforward Expiration
                          ------------ ----------
Large Cap Growth Fund....  12,806,065     2009
                            9,402,500     2010
Large Cap Value Fund.....      32,512     2009
                              615,274     2010
Multi-Cap Equity Fund....   2,267,933     2007
                            2,847,417     2008
                            6,012,756     2009
Equity Income Fund.......   1,120,353     2008
                           30,971,426     2010
International Equity Fund  39,403,288     2009
                           51,634,294     2010
S&P 500 Index Fund.......   1,231,354     2009
                            1,197,184     2010

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Funds indicated incurred and will elect to defer net capital losses noted during 2002. The Multi-Cap Equity Fund and S&P 500 Index Fund will defer post-October losses in the amounts of $540,787 and $24,820, respectively. The International Equity Funds will defer post-October capital and currency losses in the amounts of $4,754,601 and $108,026, respectively.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2002 were as follows:

                                      *Distributions paid from:
                                  ----------------------------------
                                                Net
                                               long        Total
                                               term       taxable
                                   Ordinary   capital  distributions
                                    Income     gains       paid
                                  ---------- --------- -------------
            Large Cap Growth Fund $2,416,220        --  $ 2,416,220
            Large Cap Value Fund.    340,573        --      340,573
            Small Cap Growth Fund         -- 5,026,770    5,026,770
            Multi-Cap Equity Fund     19,334        --       19,334
            Equity Income Fund...  9,086,952   985,932   10,072,884
            S&P 500 Index Fund...    567,851        --      567,851

*Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Distribution to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

                                      Distributions paid from:
                                 -----------------------------------
                                             Net long      Total
                                               term       taxable
                                  Ordinary   capital   distributions
                                   Income     gains        paid
                                 ---------- ---------- -------------
           Large Cap Growth Fund $2,267,768 10,034,597  $12,302,365
           Large Cap Value Fund.    157,916         --      157,916
           Small Cap Growth Fund         --  5,214,042    5,214,042
           Equity Income Fund...  9,750,774  8,266,244   18,017,018
           S&P 500 Index Fund...    286,541      8,112      294,653

  As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                             Accumulated
                                     Undistributed Undistributed             capital and     Unrealized
                                       ordinary      long-term   Accumulated    other      appreciation/
                                        income     capital gains  earnings     losses      (depreciation)
                                     ------------- ------------- ----------- -----------  --------------
Large Cap Growth Fund...............       $ 2,913            --       2,913 (22,208,565)     33,429,681/1/
Large Cap Value Fund................            --            --          --    (647,786)     (5,771,009)
Small Cap Growth Fund...............            --     2,152,385   2,152,385          --     (29,835,835)
Multi-Cap Equity Fund...............            --            --          -- (11,668,893)      1,160,745/2/
Equity Income Fund..................            --            --          -- (32,091,779)        385,302/1,2/
International Equity Fund...........            --            --          -- (95,900,209)    (10,479,502)/2,4/
S&P 500 Index Fund..................        11,131            --      11,131  (2,453,358)    (12,162,950)/3/

                                           Total
                                        accumulated
                                     earnings/(deficit)
                                     ------------------
Large Cap Growth Fund...............      $  11,224,029
Large Cap Value Fund................         (6,418,795)
Small Cap Growth Fund...............        (27,683,450)
Multi-Cap Equity Fund...............        (10,508,148)
Equity Income Fund..................        (31,706,477)
International Equity Fund...........       (106,379,711)
S&P 500 Index Fund..................        (14,605,177)

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/3/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments.
/4/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

6. Written Option Activity

  Transactions in written options for the year ended December 31, 2002 were as follows:

Large Cap Growth Fund

                            Number
                              of      Premiums
                           Contracts  Received
                           --------- ---------
Options outstanding at
 December 31, 2001........      --          --
Options written during the
 year.....................   1,410   $ 176,390
Options expired...........  (1,410)   (176,390)
                            ------   ---------
Options outstanding at
 December 31, 2002........      --   $      --
                            ======   =========

Equity Income Fund

                            Number
                              of     Premiums
                           Contracts Received
                           --------- --------
Options outstanding at
 December 31, 2001........     --          --
Options written during the
 year.....................    262    $ 20,554
Options exercised.........   (112)     (7,504)
Options expired...........   (150)    (13,050)
                             ----    --------
Options outstanding at
 December 31, 2002........     --    $     --
                             ====    ========

7. Futures Contracts

  The S&P 500 Index Fund enters into S&P Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments. At December 31, 2002, the S&P 500 Index Fund had entered into exchange traded financial futures contracts as described below.

                                                Unrealized
                                              Depreciation at
                   Index   Maturity            December 31,
                   Futures   Date   Contracts      2002
                   ------- -------- --------- ---------------
                   S&P 500  March
                    Index.  2003       34        $(23,222)
                            March
                             2003       2         (13,145)
                                       --        --------
                                       36        $(36,367)
                                       --        --------

8. Reclassification Of Capital
Accounts

  At December 31, 2002, reclassifications were made to the capital accounts of all Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains, and net assets were not affected by these changes.

9. Geographic Concentration

  The International Equity Fund has a relatively large concentration of portfolio securities invested in companies domiciled in the United Kingdom.

  The International Equity Fund may be more susceptible to political, social and economic events adversely affecting British companies than funds not so concentrated.

10. Fund Reorganization

  On February 22, 2002, the funds listed below (each an "Acquiring Fund"), acquired the assets and liabilities of the funds listed below (each an "Acquired Fund"), pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. Shareholders of the Acquired Funds received shares of the Acquiring Fund equal to the net asset value of their investment. Accordingly, the acquiring fund realized no gain or loss or change in net asset value related to the acquisition. The number and value of shares issued by the Acquiring Fund are included in the Statements of Changes in Net Assets. Pertinent data as of the reorganization date were as follows:

11. Acquisition

  On May 6, 2002, the Advisor acquired Gannett Welsh & Kotler, Inc. ("GW&K"), an investment advisory firm. GW&K had been the investment advisor to the GW&K Equity Fund. Pursuant to an Agreement and Plan of Reorganization, approved by GW&K Equity Fund's Board of Directors and of the shareholders of GW&K Equity Fund, all or substantially all of the GW&K Equity Fund assets and liabilities were transferred to a newly created series of the Company known as BNY Hamilton Multi-Cap Equity Fund at net asset value. No gain or loss or change in net asset value was realized in the transaction. The Multi-Cap Equity Fund commenced operations on October 7, 2002.

                                                                            Net Assets    Net Assets
                                Net      Net Asset            Unrealized   of Acquiring  of Acquiring
                               Assets      Value    Shares   Appreciation   Fund Prior    Fund After
Acquiring Fund Acquired Fund  Acquired   Per Share  Issued     Acquired   to Acquisition Acquisition
-------------- ------------- ----------- --------- --------- ------------ -------------- ------------
BNY Hamilton   HSBC Growth & $12,998,801  $12.40   1,048,248  $2,499,024   $435,199,773  $448,198,574
Equity Income  Income Fund
Fund

         Report of Ernst & Young LLP, Independent Auditors

Shareholders and Trustees
BNY Hamilton Funds

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton Equity Income Fund, BNY Hamilton International Equity Fund and BNY Hamilton S&P 500 Fund (seven of the nineteen funds comprising the BNY Hamilton Funds) as of December 31, 2002 and the related statements of operations and changes in net assets for each of the periods indicated therein and financial highlights for each of the four years in the period ended December 31, 2002 for the BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Equity Income Fund and the BNY Hamilton International Equity Fund and for each of the periods indicated therein for the BNY Hamilton Large Cap Value Fund, BNY Hamilton S&P 500 Index Fund and BNY Hamilton Multi-Cap Equity Fund. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the BNY Hamilton Funds for the year ended December 31, 1998 consisting of BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Equity Income Fund and BNY Hamilton International Equity Fund, were audited by other auditors whose report dated February 17, 1999, expressed an unqualified opinion on those statements.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above at December 31, 2002, and the results of their operations and the changes in their net assets for each of the indicated periods and the financial highlights for each of the four years in the period ended December 31, 2002 for the BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Equity Income Fund and the BNY Hamilton International Equity Fund and for the indicated periods for the BNY Hamilton Large Cap Value Fund, BNY Hamilton S&P 500 Index Fund and BNY Hamilton Multi-Cap Equity Fund, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP
New York, New York
February 12, 2003

Directors And Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                              Principal Occupations
    Director         Position                 During Past Five Years
    --------         --------                 ----------------------
Edward L. Gardner Director and    Chairman of the Board, President and Chief
  Age 68......... Chairman of the Executive Officer, Industrial Solvents
                  Board           Corporation, 1981 to Present; Chairman of the
                                  Board, Blue Grass Chemical Specialties Inc.,
                                  1982 to Present; Chairman of the Board, Big
                                  Brothers/Big Sisters of New York City, 1992 to
                                  Present; National Vice-Chairman, Big
                                  Brothers/Big Sisters of America, 1993 to
                                  Present; President, Big Brothers/Big Sisters of
                                  America Foundation, 1994 to Present; Vice
                                  President of the Board, The Sherry Netherland
                                  Hotel, 1991 to Present; Member, Points of
                                  Light Foundation, 1995 to Present; Member,
                                  The National Assembly, 1992 to Present;
                                  Member, Alvin Ailey Dance Theatre
                                  Foundation, Inc., 1989 to Present; Member,
                                  The Institute for Art and Urban Resources, Inc.
                                  1985 to 1994; Member, Mercy College, 1989
                                  to Present; Member, Westchester/Putnam
                                  Regional Board of Directors, The Bank of New
                                  York, 1982 to Present; Member, Westchester
                                  County Association, 1986 to Present.

James E. Quinn... Director        Member, Board of Directors, Tiffany & Co.,
  Age 50.........                 January 1995 to Present; Vice Chairman, Retail
                                  and Corporate Sales, Tiffany & Co., 1999 to
                                  Present; Executive Vice President of Sales,
                                  Tiffany & Co., March 1992 to 1999.

                                             Principal Occupations
     Director        Position                During Past Five Years
     --------        --------                ----------------------

 Karen Osar...... Director       Senior Vice President and Chief Financial
   Age 53........                Officer, Westvaco Corp., 1999 to Present; Vice
                                 President & Treasurer, Tenneco Inc., January
                                 1994 to 1999; Managing Director of Corporate
                                 Finance Group, J.P. Morgan & Co., Inc.; held
                                 various other positions at J.P. Morgan & Co.,
                                 Inc. from 1975-1994.

 Kim Kelly....... Director       Executive Vice President and Chief Financial
   Age 46........                Officer, Insight Communication since 1990 to
                                 Present; Chief Operating Officer, Insight
                                 Communications, January 1998 to Present;
                                 Marine Midland Bank from 1982 to 1990.
                                 Senior Vice President with primary
                                 responsibility for media lending activities,
                                 Marine Midland Bank 1988. Held various
                                 other positions at Marine Midland Bank from
                                 1982 to 1988. Member of the National Cable
                                 Televisions Association Subcommittee for
                                 Telecommunications Policy and National
                                 Cable Television Association Subcommittee for
                                 Accounting. Board member of Community
                                 Antenna Television Association, Cable in the
                                 Classroom and Cable Advertising Bureau.

 John R. Alchin.. Director       Executive Vice President and Treasurer,
   Age 54........                Comcast Corporation, 1990 to Present.
                                 Managing Director of Toronto Dominion
                                 Bank prior to 1990.

 William J. Tomko Vice President President, BISYS Fund Services, Inc., 1999 to
   Age 44........                Present.

                                                       Principal Occupations
      Director             Position                    During Past Five Years
      --------             --------                    ----------------------

Michael A. Grunewald Vice President       Manager, Client Services, BISYS Fund Services,
  Age 32............                      Inc., 1993 to Present.

Richard Baxt........ Vice President       Senior Vice President, Client Services, BISYS
  Age 49............                      Fund Services, Inc., 1997 to Present; General
                                          Manager of Investment and Insurance, First
                                          Fidelity Bank; President, First Fidelity Brokers;
                                          President, Citicorp Investment Services.

Guy Nordahl......... Treasurer and        Vice President, Mutual Funds Administration,
  Age 37............ Principal Accounting The Bank of New York, 1999 to Present; Vice
                     Officer              President and Assistant Treasurer for Northstar
                                          Investment Management, 1995 to 1999.

Lisa M. Hurley...... Secretary            Executive Vice President, Legal Services, BISYS
  Age 47............                      Fund Services, Inc., 1995--Present; Attorney,
                                          private practice, 1990 to 1995.

Alaina V. Metz...... Assistant Secretary  Chief Administrator, Administration Services
  Age 35............                      of BISYS Fund Services, Inc., June 1995 to
                                          Present; Supervisor of Mutual Fund Legal
                                          Department, Alliance Capital Management,
                                          May 1989 to June 1995.

Kim R. Grundfast.... Assistant Secretary  Assistant Counsel, Legal Services of BISYS
  Age 31............                      Fund Services, Inc., 2002 to Present; Attorney,
                                          private practice, 2000 to 2002; Senior Judicial
                                          Law Clerk, Massachusetts Superior Court,
                                          1998 to 2000.

The Funds' Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Transfer Agent
BISYS Fund Services, Ohio, Inc.

Custodian
The Bank of New York

Independent Auditors
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell

               BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

               This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Equity Funds or Index Funds.

               For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

               Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

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